UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

XPERI INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

April 17, 2026

7:15 a.m., Pacific Time

Cambria Hotel Calabasas

26400 Rondell Street

Calabasas, CA 91302

The 2026 Annual Meeting of the Stockholders (“Annual Meeting”) of Xperi Inc. (the “Company”) will be held on April 17, 2026 at 7:15 a.m., Pacific Time, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, California 91302, for the following purposes.

MEETING AGENDA		BOARD RECOMMENDATION
Proposal 1:

To elect Darcy Antonellis, Laura J. Durr, Jeremi T. Gorman, David C. Habiger, Jon E. Kirchner, Roderick K. Randall, and Christopher Seams as directors to serve until the 2027 Annual Meeting of Stockholders

FOR EACH NOMINEE
Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026	FOR

1.
To elect the seven (7) members of the Board of Directors named in the accompanying proxy statement to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and
3.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You can find more information about each of these items, including the nominees for directors, in the accompanying proxy statement. The Board of Directors has fixed the close of business on February 23, 2026 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments or postponements of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our Annual Meeting materials. On or about March 4, 2026, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) was mailed to our stockholders containing instructions on how to access our proxy statement and 2025 annual report electronically via the internet, and how to vote online. The Internet Notice also includes instructions on how you can receive a copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you received an Internet Notice and would like to receive your proxy materials by mail, you should follow the instructions for requesting such materials contained on the Internet Notice. If you choose to receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the 2025 annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at investor.xperi.com. If you access http://www.proxyvote.com using the instructions on the Internet Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

To ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Xperi Inc.

REBECCA K. MARQUEZ

Secretary

San Jose, California

March 4, 2026

Xperi Inc.

2190 Gold Street

San Jose, CA 95002

PROXY STATEMENT FOR THE ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON APRIL 17, 2026

This proxy statement is furnished in connection with the solicitation of proxies for use prior to or at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Xperi Inc. (together with its subsidiaries, herein referred to as the “Company” or “Xperi”), a Delaware corporation, to be held at 7:15 a.m., Pacific Time, on April 17, 2026 and at any adjournments or postponements thereof for the following purposes:

MEETING AGENDA		BOARD RECOMMENDATION
Proposal 1:

To elect Darcy Antonellis, Laura J. Durr, Jeremi T. Gorman, David C. Habiger, Jon E. Kirchner, Roderick K. Randall, and Christopher Seams as directors to serve until the 2027 Annual Meeting of Stockholders

FOR EACH NOMINEE
Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026	FOR

We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

We made this proxy statement and accompanying form of proxy available to stockholders beginning on or about March 4, 2026.

Important Notice Regarding the Internet Availability of Proxy Materials for
the Annual Meeting to be Held on April 17, 2026:

This proxy statement, form of proxy and the Company’s 2025 Annual Report on Form 10-K (the “2025 Annual Report”) are available electronically at http://www.proxyvote.com and on our website at investor.xperi.com.

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FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements, which are subject to a number of risks, uncertainties, and assumptions, generally relate to the future events or our future financial or operating performance. In some cases, you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “target,” “project,” “contemplate,” or the negative version of these words and other comparable terminology that concern our expectations, strategy, plans, intentions, or projections. Forward-looking statements in this proxy statement may include, but are not limited to, statements regarding our anticipated corporate strategy and financial performance, including, without limitation, our expectations with respect to profitability, our corporate governance practices, our executive and director compensation program and our equity plan usage.

We have based the forward-looking statements contained in this proxy statement primarily on our current expectations and projects about future events and trends that we believe may affect our business, financial condition, results of operation, prospects, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, and subsequent filings with the SEC. These risks are not exhaustive. Moreover, we continue to operate in a very competitive and rapidly evolving environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to materially differ from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could materially and adversely differ from those anticipated or implied and you should not place undue reliance on our forward-looking statements.

In addition, forward-looking statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

The forward-looking statements made in this proxy statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this proxy statement or to reflect new information or the occurrence of unanticipated events or circumstances after the date of this proxy statement, except as required by law.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

References to “Xperi,” “we,” “us” and “our” refer to Xperi Inc. and its consolidated subsidiaries.

Company Overview

WHO WE ARE

We are a leading media and entertainment technology company. Our technologies are integrated into consumer devices, connected cars, and a variety of media platforms worldwide, enabling our unique audiences to connect with entertainment content in a more intelligent, immersive, and personal way. As our audiences engage with content on our platform, we operate a global, cross-screen advertising solution that enables brands to reach millions of engaged consumers across our rapidly expanding digital entertainment ecosystem, driving increased value for our partners, customers, and consumers.

GOVERNANCE HIGHLIGHTS

We are committed to high standards of corporate governance and in doing so are committed to building long-term stockholder value. We highlight some of our corporate governance practices below, as discussed further in this proxy statement:

BOARD INDEPENDENCE & COMPOSITION

•
Number of Directors: 7
•
All of our directors, other than our CEO, are independent, including the Chair of the Board
•
100% independent Audit, Compensation and Nominating and Corporate Governance Committees
•
All directors attended at least 75% of aggregate Board and committee meetings in 2025 on which such director served during the time such director served on the Board or committees
•
Our Board reflects broad industry experience, backgrounds, and technical and financial expertise
•
Regular executive sessions among the independent directors, with the Chair of the Board presiding at each executive session

GOVERNANCE POLICIES & PRACTICES

•
Annual elections of all directors
•
No supermajority voting requirements to amend certificate of incorporation or bylaws
•
Annual self-evaluations of performance of the Board and the Committees
•
Active stockholder engagement
•
The Board enjoys unrestricted access to Company management, employees and professional advisers
•
A clear Code of Business Conduct and Ethics Policy that is reviewed regularly for best practices
•
A compensation recovery policy that provides that our Compensation Committee or Board will require the forfeiture or recovery of incentive compensation from an executive officer in the event of restatement of the Company’s financial results due to its material noncompliance with any financial reporting requirement under U.S. securities laws
•
An anti-corruption policy that applies to all employees and directors, to ensure compliance with the U.S. Foreign Corrupt Practices Act and all other applicable anti-corruption and anti-bribery laws
•
A policy prohibiting hedging, pledging or shorting of Company stock by all employees and directors
•
A policy to assist directors and personnel to provide full, fair, accurate, timely and understandable disclosures about the Company in accordance with federal securities laws

XPERI - Proxy Statement	3

•
A policy requiring disclosure of related person transactions involving directors or executive officers, and approval or ratification of such transactions by the Audit Committee
•
The Compensation Committee’s engagement of an independent compensation consultant
•
Minimum stock ownership requirement of five times base salary for our CEO, 1.5 times base salary for our other executive officers, and three times annual cash retainer (excluding committee and chair retainers) for our independent directors, to ensure that our executive officers and directors remain aligned with the interests of the Company and its stockholders corporate Responsibility

At Xperi, we understand our investment in corporate responsibility plays a role in our ongoing success, which is why we aim to understand and approach these matters with flexibility, transparency, and accountability. Our goal is to enable extraordinary experiences for people around the world and that starts with a commitment to a brighter future for everyone.

Please visit our website at investor.xperi.com for more information on corporate responsibility at Xperi.

Stockholder Engagement

At Xperi, our Board and management team value feedback provided by our stockholders, including feedback related to our executive compensation programs and practices. We engage with our stockholders on various matters, including business and operational performance and strategy, corporate governance, and executive compensation practices. We have taken several actions, described within our “governance policies & practices” above, in prior years in consideration of stockholder feedback elicited during such engagement. Our cross-functional team that participates in these discussions to address our stockholders’ focus areas generally include members of our senior management, our Investor Relations, Finance and Legal departments, as well as various members of our Board and the chair of our Compensation Committee.

Following our 2025 annual meeting of stockholders, we continued our stockholder engagement efforts, including outreach to institutional investors within Xperi’s top 30 stockholder base which, in the aggregate, held approximately 75% of our outstanding shares. We engaged in discussions with all that responded to our outreach. During these meetings, we actively engaged with our stockholders regarding various financial, operational, corporate governance, and executive compensation topics.

In addition, during our quarterly earnings calls, our stockholders could ask questions and Xperi management was able to respond to them during the earnings call. We also met with stockholders after each of our quarterly earnings calls for fiscal year 2025 and discussed our financial, business and operational performance as well as other topics of interest to particular stockholders. We maintain an Investor Relations email, ir@xperi.com, for our stockholders to contact and engage with us at any time. See “How We Communicate With and Listen to You” below in this proxy statement, for further information regarding our year-round engagement.

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Board Nominees

		Director	Experience/	Independent		Committee	Other Company
Name	Age	Since	Qualification	Yes	No	Memberships	Boards
Darcy Antonellis	63	2022	• CEO experience • Public and private company executive • Extensive experience in media and entertainment technologies, content contextualization and operations			• Compensation Committee Chair • Audit Committee	• Cinemark Holdings, Inc. • Bango Plc • Vionlabs AB (private)
Laura J. Durr	65	2022	• Public company CFO experience • Extensive accounting and finance expertise • Financial and operational experience in leading Silicon Valley technology companies			• Audit Committee Chair • Compensation Committee	• NETGEAR, Inc. • Owlet, Inc.
Jeremi T. Gorman	48	2024	• Public company executive experience • Extensive digital media, marketing, advertising and entertainment experience			• Nominating and Corporate Governance Committee	• GameSquare Holdings, Inc. • Revitate (private) • Women for Women International
David C. Habiger	57	2022	• CEO experience • Extensive experience in digital media and entertainment • Director of the Federal Reserve Bank of Chicago			• Board Chair • Audit Committee • Nominating and Corporate Governance Committee	• Reddit, Inc. • Boston Scientific Corporation • Enersys • Liftoff, Inc. (private)
Jon E. Kirchner	58	2022	• Public company CEO • Extensive experience in digital media and entertainment			None	None
Roderick K. Randall	67	2024	• Public and private company executive experience • Extensive experience in telecommunications, wireless, computer-networking and electric vehicle industries			• Compensation Committee • Nominating and Corporate Governance Committee	• MagLev Aero Inc. (private)
Christopher Seams	63	2022	• Public company executive • Extensive experience in technology industry • Senior member of IEEE			• Nominating and Corporate Governance Committee Chair • Audit Committee	• ONTO Innovation Inc.

Executive Compensation

PHILOSOPHY

The executive compensation program emphasizes performance-based compensation and the amount of compensation paid to our executives varies significantly based on overall strategic and financial performance. The primary objective of our executive compensation program is to build long-term stockholder value. Our approach to short-term compensation is to pay for current results and strategic actions taken that are expected to translate into improved future financial performance. Combined with our emphasis on long-term equity compensation, we believe this approach appropriately motivates, rewards and retains our executives, while providing strong alignment with our stockholders. We hold our executives to stringent performance standards and, as a result, our executive compensation plans are designed to pay competitively if strategic and financial performance objectives are met and less so if targeted performance levels are not achieved.

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The Board has adopted the following practices related to executive compensation:

Compensation Practices

•
Compensation recovery policy
•
Minimum stock ownership guidelines
•
No single-trigger change in control agreements
•
No guaranteed bonuses under our annual bonus plan and extremely limited perquisites
•
Prohibition on hedging, pledging and shorting shares
•
No stock option exchanges or repricing without stockholder approval

A more detailed discussion of our executive compensation program and practices is set forth under the heading “Executive Compensation and Related Information” below.

Auditors

The Audit Committee appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2026. We are asking our stockholders to ratify this appointment.

Voting Matters	Board Vote Recommendation	Page Reference (for more detail)
Proposal 1 – Election of Directors	FOR Each Nominee	12
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	53

XPERI - Proxy Statement	6

About the Meeting

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of the seven directors named in this proxy statement; (2) the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (3) any other business that may properly come before the meeting or any adjournment or postponement thereof.

Who is Entitled to Vote?

You may attend and vote at the Annual Meeting if you were a holder of record of our common stock as of the close of business on February 23, 2026, or if you hold a valid proxy for the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. No cumulative voting is permitted for election of directors. At the close of business on February 23, 2026, there were 46,969,801 shares of our common stock issued and outstanding.

What are the Board of Directors’ Recommendations on the Proposals?

The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board unanimously recommends a vote FOR the election of each nominee for director, and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

How do I Vote My Shares?

Voting in Advance of the Annual Meeting

Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by mail are set forth on the Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting mailed to you, or on the proxy card mailed to you if you chose to receive materials by mail. Instructions for voting by proxy by telephone are available on the Internet site identified on the Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting or on the proxy card mailed to you if you chose to receive materials by mail. The Internet and telephone voting facilities will close at 8:59 p.m., Pacific Time, on April 16, 2026. If you access http://www.proxyvote.com using the instructions on the Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting, you also will be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

XPERI - Proxy Statement	7

If you sign and return a proxy card by mail but do not give voting instructions, your shares will be voted (1) FOR all seven of the nominees named in Proposal No. 1 in this proxy statement; and (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026. As of the date of this proxy statement, our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that the holders of proxies named in the Company's proxy card will vote thereon in their discretion.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Voting in Person at the Annual Meeting

If you plan to attend the Annual Meeting and wish to vote in person, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee who is the record holder of your shares, authorizing you to vote at the Annual Meeting.

Can I Change My Vote After I Return My Proxy Card?

Yes, any proxy may be revoked at any time before it is exercised by filing with the Company’s Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote at the Annual Meeting are requested to so notify the Secretary in writing prior to the time of the Annual Meeting. Attending the meeting will not revoke your proxy unless you vote at the Annual Meeting or send us a written notice of revocation. We request that all such written notices of revocation to the Company be addressed to Rebecca K. Marquez, Secretary, Xperi Inc., at the address of our principal executive offices at 2190 Gold Street, San Jose, CA 95002. Our telephone number is (408) 519-9100. Stockholders may also revoke their proxy by granting a subsequent proxy over the Internet or by telephone.

What Does it Mean if I Get More than One Proxy Card?

If your shares are registered differently or are held in more than one account at the transfer agent and/or with banks or brokers, you may receive more than one Internet Notice or set of proxy materials. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

What does “Householding” mean and How Does it Affect Me?

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our 2025 Annual Report and proxy statement, if they have elected to receive proxy materials by mail. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment. Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

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If you are a registered stockholder that has requested to receive proxy materials by mail and you have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our 2025 Annual Report and proxy statement for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, NY 11717, or by calling (866) 540-7095. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householded mailing this year, and you would like to have additional copies of our 2025 Annual Report and proxy statement mailed to you, please call Investor Relations at (408) 519-9100, send an e-mail request to IR@xperi.com, or write to c/o Investor Relations, Xperi Inc., 2190 Gold Street, San Jose, CA 95002 and we will promptly mail the requested copy.

Registered stockholders that have requested to receive proxy materials by mail and have not consented to householding will continue to receive copies of our Annual Reports on Form 10-K and our proxy statements for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of the Annual Reports on Form 10-K and proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

What is a Quorum?

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority in voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy at the Annual Meeting will constitute a quorum. We will appoint an election inspector for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting. If a quorum is not present or represented at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the meeting.

What Vote is Required to Approve Each Proposal?

Proposal 1—Election of Directors

The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. In an uncontested election, where a quorum is present, each director will be elected by the affirmative vote of a majority of votes cast with respect to such director by the shares represented and entitled to vote therefor at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of the election of directors. The voting standard is discussed further under the section entitled “Proposal No. 1—Election of Directors—Required Vote and Board of Directors’ Recommendation.”

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions have the same effect as votes against this proposal. As discussed below, we do not expect to have any broker non-votes for this proposal because Proposal 2 is considered a “routine” matter for which brokers have discretionary authority to vote on behalf of the beneficial owners.

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What are Broker Non-Votes?

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise (typically referred to as being held in “street name”) and you do not instruct your broker how to vote your shares, your broker will not have discretion to vote your shares on any of the non-routine matters. A broker non-vote occurs when a broker, bank, or other stockholder of record, exercising its fiduciary powers, submits a proxy for the Annual Meeting but does not vote on a particular proposal because such holder does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. At the Annual Meeting, Proposal 1 (Election of Directors) is considered a non-routine matter and therefore brokers do not have the discretion to vote and broker non-votes may occur. Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, is treated as a routine matter and therefore we do not expect any broker non-votes for Proposal 2.

Broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum. We encourage you to provide instructions to your broker regarding the voting of your shares.

What is an Abstention?

An abstention represents a stockholder's affirmative choice to decline to vote on a proposal. Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum.

How Will Xperi Solicit Proxies?

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement. The costs and expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and other costs of the proxy solicitation will be borne by us. Certain of our officers, employees and third parties may also solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, email or personal solicitation. No additional compensation will be paid to officers, directors or regular employees for such services. We may pay fees to other third-party solicitors. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

Will there be a Question and Answer session at the Annual Meeting?

Stockholders who attend the Annual Meeting will have an opportunity ask questions after the conclusion of the formal portion of the meeting. We intend to answer appropriate questions that are pertinent to the Company as time permits. Questions should be succinct and only cover a single topic. We will endeavor to address as many questions as time permits, and will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already submitted by another stockholder;
•
in excess of the two question limit;

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•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable as determined by the chairperson or secretary of the Annual Meeting in their reasonable judgment.

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Proposal 1—Election of Directors

The Board of Directors has nominated the seven (7) individuals identified under “Director Nominees” below for election as directors, all of whom are currently directors of the Company. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Our Board of Directors has fixed the number of directors at seven (7) and is currently comprised of the below referenced (7) members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the seven (7) nominees designated below to serve until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until their respective successors shall have been duly elected and qualified. Each nominee has consented to being named in this proxy statement and to serve, if elected. If any nominee should become unable to serve or for good cause will not serve as a director, it is intended that the proxies will be voted for any substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected.

The nominees for election to the Board of Directors, including their principal occupations, business experience and other biographical information, are as follows:

Darcy Antonellis Director since 2022 Age 63

Skills and Qualifications:

•
CEO experience
•
Public and private company executive
•
Extensive experience in media and entertainment technologies, content contextualization and operations
•
Extensive engineering experience in media product and platform development
•
Three-time Emmy recipient within Technical Production and Engineering
•
Voting member of the Academy of Motion Picture Arts and Sciences
•
Society of Motion Picture and Television Engineers (“SMPTE”) Fellow
•
NACD Credentialed, including Cybersecurity Oversight
•
BS Electrical Engineering Tech from Temple University; M.B.A. from Fordham University

Current Directorships:

•
Cinemark Holdings, Inc.
•
Bango plc
•
Vionlabs AB (private)

Past Directorships:

•
Xperi Holding Corporation (now known as Adeia Inc.)
•
Xperi Corporation
•
Metaverse Acquisition Corp. (private)
•
Vubiquity, Inc. (private)
•
KidSave, a non-profit organization

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Current Xperi Committee Assignments:

•
Compensation Committee Chair
•
Audit Committee member

Darcy Antonellis has served as a director at Xperi Inc. since its spin-off from Adeia Inc. (the “Former Parent”) in October 2022 (the “Separation”). Previously she served as a director at the Former Parent beginning in June 2020. Prior to that, she served as a director at Xperi Corporation beginning in December 2018.

Ms. Antonellis has been the Operating Advisor of the technology, media and telecom sectors of ABS Capital Partners, a private equity firm, since June 2023. Prior to that, she served as Executive Advisor, Amdocs Ltd., a software and services company for communications, media, financial and digital enterprises from August 2021 to June 2023. Prior to joining Amdocs Ltd., from 2018 to August 2021, Ms. Antonellis served as Division President, Amdocs Inc., and Chief Executive Officer of Vubiquity Inc. (acquired by Amdocs in 2018), a global media and entertainment distribution technology and services provider. Prior to joining Vubiquity in 2014, Ms. Antonellis held numerous positions at Warner Bros., including President, Technical Operations and Chief Technology Officer. Ms. Antonellis began her career at CBS Inc., including executive assignments for CBS News (CBS News Bureau Washington DC) and CBS Sports (three Olympics).

Ms. Antonellis also currently serves on the boards of directors of Cinemark Holdings Inc., Bango plc, and Vionlabs AB.

Ms. Antonellis is a three-time Emmy recipient in the areas of technical production (2-CBS Olympics) and engineering innovation (Warner Bros platform development). She served as a member of the Women’s Tennis Association Advisory Council, providing technology and media insights to benefit professional women’s tennis. She is a voting member of the Academy of Motion Picture Arts and Sciences and a SMPTE Fellow, and holds patents in the areas of digital distribution and audio/visual processing technologies.

Ms. Antonellis received a B.S. in electrical engineering from Temple University and an M.B.A. from Fordham University.

The Board believes Ms. Antonellis brings extensive expertise in executive management, operations, and engineering, and her in-depth understanding of media technology and content services, media, and the entertainment industry to her role as a member of the Board.

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Laura J. Durr Director since 2022 Age 65

Skills and Qualifications:

•
Public company CFO experience
•
Extensive accounting and financial expertise
•
Financial leadership and executive operational experience
•
Experience leading and advising Silicon Valley technology companies
•
B.S. in Accounting from San Jose State University

Current Directorships:

•
NETGEAR, Inc.
•
Owlet, Inc.

Past Directorships:

•
Xperi Holding Corporation (now known as Adeia Inc.)
•
TiVo Corporation

Current Xperi Committee Assignments:

•
Audit Committee Chair
•
Compensation Committee member

Laura J. Durr has served as a director at Xperi Inc. since September 2022, prior to its spin-off from its Former Parent. She previously served as a director at the Former Parent since June 2020. Prior to that, she served as a member of the Board of Directors of TiVo Corporation beginning in April 2019.

Ms. Durr served as the Executive Vice President and Chief Financial Officer of Polycom, Inc. from May 2014 until its acquisition by Plantronics Inc. in July 2018. Prior to becoming Chief Financial Officer, Ms. Durr held various finance leadership roles at Polycom between 2004 and 2014, including Senior Vice President-Worldwide Finance, Chief Accounting Officer and Worldwide Controller. Prior to joining Polycom, Ms. Durr held executive positions in finance and administration at Quicksilver Technology, C Speed Corporation, Lucent Technologies and International Network Services and also spent six years at Price Waterhouse LLP.

Ms. Durr currently serves on the board of directors of NETGEAR, Inc., a global networking company that delivers innovative products and services to consumers, businesses and service providers. She also serves on the board of directors of Owlet, Inc.

Ms. Durr was a certified public accountant and holds a B.S. in Accounting from San Jose State University.

The Board believes that Ms. Durr brings valuable leadership, operational and strategic experience and insight, given her background in finance and strategy for leading Silicon Valley technology companies, to her role as a member of the Board.

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Jeremi T. Gorman Director since 2024 Age 48

Skills and Qualifications:

•
Public company executive experience
•
Extensive digital media, marketing, advertising and entertainment expertise
•
Executive leadership and business operational experience
•
Experience leading and advising Silicon Valley technology companies
•
B.A. from University of California, Los Angeles and M.B.A. from Pennsylvania State University

Current Directorships:

•
GameSquare Holdings, Inc.
•
Revitate
•
Women for Women International

Past Directorships:

•
None

Current Xperi Committee Assignments:

•
Nominating and Corporate Governance Committee member

Jeremi T. Gorman has served as a director at Xperi Inc. since June 2024.

Ms. Gorman is chief revenue officer of Fanatics Advertising, a division of Fanatics Holdings, Inc., a global digital sports platform, as of August 2025, and prior to that served as a senior advisor of the advertising division of Fanatics starting in January 2025. Ms. Gorman has previously served as a member of executive team, and the first President of Worldwide Advertising for Netflix Inc. until October 2023. Prior to joining Netflix, Ms. Gorman was chief business officer at Snap Inc. from November 2018 to September 2022 and held various positions at Amazon.com Inc. from 2012 to 2018, including as global head of enterprise advertising sales. Earlier in her career, Ms. Gorman held advertising and marketing roles at Yahoo!, Variety and Monster.com.

Ms. Gorman currently serves as a senior advisor to various companies and is an active angel investor. Ms. Gorman is also a founding investor in Angel City Football Club and currently serves on the board of directors for Women for Women International, GameSquare Holdings, Inc. and Revitate.

Ms. Gorman holds a B.A. from University of California, Los Angeles and a M.B.A. from Pennsylvania State University.

The Board believes that Ms. Gorman brings valuable operational and strategic experience and insight, given her background in media, entertainment and technology, to her role as a member of the Board.

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David C. Habiger Director and Chairman since 2022 Age 57

Skills and Qualifications:

•
CEO experience
•
Extensive experience in digital media and entertainment
•
Serving as a director on the Chicago Federal Reserve Board
•
Recipient of Ernst & Young Entrepreneur of the Year Award
•
Chosen as one of the Digital Power 50 by the Hollywood Reporter
•
Selected as one of Corporate Leader Magazine’s 40 under 40 Business Leaders
•
M.B.A. from the University of Chicago

Current Public Directorships:

•
Reddit, Inc.
•
Enersys
•
Boston Scientific

Past Directorships:

•
Xperi Holding Corporation (now known as Adeia Inc.)
•
Xperi Corporation
•
DTS, Inc.
•
Noble Rock Acquisition Corporation (SPAC)
•
Immersion Corporation
•
Enova International, Inc
•
RealD Inc.
•
Textura Corporation
•
Sonic Solutions
•
Control 4 Corporation
•
Echo Global Logistics, Inc.
•
GrubHub, Inc.
•
Stamps.com Inc.

Current Xperi Committee Assignments:

•
Chair of the Board
•
Audit Committee member
•
Nominating and Corporate Governance Committee member

David C. Habiger has served as chairman of the board at Xperi Inc. since its spin-off from its Former Parent in October 2022. He previously served as chairman of the board at the Former Parent beginning in June 2020. Prior to that, he served as a director at Xperi Corporation beginning in December 2016. Prior to that, he served on the DTS, Inc. board beginning in March 2014, including as Chair of the Compensation Committee and a member of the Audit Committee.

Mr. Habiger was president and CEO of J.D. Power from 2018 to 2025, and prior to that, the CEO of Textura Corporation from 2012 to 2016, prior to its sale to Oracle. He also held the CEO position at NDS Group Ltd. from 2011 to 2012, prior to its sale to Cisco Systems, and was president and CEO at Sonic Solutions from 1992 to 2011, prior to its sale to Rovi. He demonstrated his skill in leading companies through all stages of development by guiding Sonic through an IPO and to its position as a leading cloud-based provider of premium movies and TV shows.

Mr. Habiger is Chair of the Board of Directors of Reddit, Inc. and a director on the Board of Directors of Boston

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Scientific Corporation, Enersys, and the Federal Reserve Bank of Chicago. He serves on the Systems Activities, Bank Operations, and Risk Committee (SABOR) and the Governance & Human Resources Committee for the Federal Reserve. He is also a member of the board of trustees at Rush University Medical Center. Mr. Habiger has served on a variety of other public boards, currently serves on a variety of private boards and is a member of the Society of Motion Picture and Television Engineers.

Mr. Habiger received a BBA degree from St. Norbert College and an MBA from the University of Chicago.

The Board believes that Mr. Habiger brings extensive experience and leadership skills in the digital media and entertainment industries, in-depth knowledge and understanding of the consumer electronics industry, and expertise in executive management to his role as Chair of the Board.

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Jon E. Kirchner Director since 2022 Age 58

Skills and Qualifications:

•
Public company CEO
•
Extensive experience in digital media and entertainment industry
•
Recipient of Ernst & Young Technology Entrepreneur of the Year Award
•
Recipient of “Digital 25: Leaders in Emerging Entertainment” award from Producers Guild of America
•
B.A. in Economics from Claremont McKenna College

Current Directorships:

•
None

Past Directorships:

•
Xperi Holding Corporation (now known as Adeia Inc.)
•
Xperi Corporation
•
DTS, Inc.

Jon E. Kirchner has served as CEO and director at Xperi Inc. since its spin-off from its Former Parent in October 2022. Prior to that, Mr. Kirchner served as CEO and director at the Former Parent beginning in June 2020. Previously he was CEO of Xperi Corporation beginning in June 2017. Prior to that, Mr. Kirchner was President of Xperi Corporation following the completion of the acquisition of DTS, Inc. in December 2016. At DTS, he was appointed Chairman of the Board of Directors in 2010, served on the board of directors beginning in 2002, and served as the company's Chief Executive Officer beginning 2001. Prior to his tenure of Chief Executive Officer, Mr. Kirchner served in a number of senior leadership roles at DTS from 1993 to 2001, including director, President, Chief Operating Officer and Chief Financial Officer. Mr. Kirchner led DTS through a period of significant success, growing it from a small startup to a global industry leader generating over $190 million in licensing revenue.

Prior to joining DTS, Mr. Kirchner worked for the consulting and audit groups at Price Waterhouse LLP (now PricewaterhouseCoopers LLP). During his tenure at Price Waterhouse LLP, he advised clients on a range of strategy, finance, operations and valuation issues. In 2012, Mr. Kirchner received the Ernst & Young Technology Entrepreneur of the Year Award for Greater Los Angeles, and in 2011, he was honored by the Producers Guild of America, receiving the “Digital 25: Leaders in Emerging Entertainment” award for being among the visionaries that made significant contributions to the advancement of digital entertainment and storytelling.

From 2012 to 2023, Mr. Kirchner served on the board of directors of Free Stream Media Corporation (Samba TV), a leader in developing cross platform TV experiences for consumers and advertisers.

Mr. Kirchner was previously a Certified Public Accountant and received a B.A. in Economics, cum laude, from Claremont McKenna College.

The Board believes that Mr. Kirchner brings experience in the senior management of public companies (including service as chairman, president, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer), extensive experience in the digital media and entertainment industries, and knowledge of the Company as its Chief Executive Officer, to his role as a member of the Board.

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Roderick K. Randall Director since 2024 Age 67

Skills and Qualifications:

•
Public and private company executive and director experience
•
Extensive experience in telecommunications, wireless, computer-networking and electric vehicle industries
•
Extensive experience in scaling companies in the technology and complex telecom industries
•
Bachelor of Electrical Engineering from Georgia Institute of Technology
•
M.S. in Electrical Engineering and Computer Science from University of California, Berkeley

Current Directorships:

•
MagLev Aero Inc.

Past Directorships:

•
Fisker Inc.
•
Stratus Technologies, Inc.
•
Mavenir Systems Inc.

Current Xperi Committee Assignments:

•
Compensation Committee member
•
Nominating and Corporate Governance Committee member

Roderick K. Randall has served as a director at Xperi Inc. since June 2024.

Mr. Randall has over 25 years of experience in the wireless, telecommunications, computer-networking and electric vehicle industries. Mr. Randall has served as an Executive Partner at Siris Capital Group, LLC, a private equity investment firm focused on building value at complex telecom and technology companies operating at scale, since 2010. Prior to his role at Siris Capital, Mr. Randall was a founding partner at S1 Capital Partners, Vesbridge Partners and a General Partner at St. Paul Venture Capital, where he led the mobile investment practice.

Previously, Mr. Randall served as the Chief Marketing Officer at Lucent Technologies, and was a Vice President of Marketing at Ascend Communications. Prior to that, Mr. Randall was the Vice President of Strategic Market Development at Madge Networking, following its acquisition of Teleos Communications. Mr. Randall co-founded Teleos Communications in 1987 and served in a variety of roles at the company, including Chief Technology Officer, Vice President of Marketing and Business Development. Mr. Randall began his career at AT&T Bell Laboratories and holds several U.S. patents.

Mr. Randall also previously served on the board of directors at Fisker Inc. from 2018 to 2024.

Mr. Randall holds a Bachelor of Electrical Engineering with Highest Honors from Georgia Institute of Technology, and Master of Sciences in Electrical Engineering and Computer Science from University of California, Berkeley.

The Board believes that Mr. Randall brings extensive experience in the senior management of public and private companies (including extensive experience in the telecommunications, wireless, computer-networking and electric vehicle industries), to his role as a member of the Board.

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Christopher Seams Director since 2022 Age 63

Skills and Qualifications:

•
Public company executive experience
•
Extensive experience in technology industry
•
Member of IEEE
•
Served on Engineering Advisory Council for Texas A&M University
•
M.S. in Electrical and Computer Engineering from the University of Texas at Austin
•
B.S. in Electrical Engineering from Texas A&M University

Current Directorships:

•
ONTO Innovation Inc. (formerly Nanometrics)

Past Directorships:

•
Xperi Holding Corporation (now known as Adeia Inc.)
•
Xperi Corporation
•
Deca Technologies Inc.

Current Xperi Committee Assignments:

•
Nominating and Corporate Governance Committee Chair
•
Audit Committee member

Christopher Seams has served as director at Xperi Inc. since its spin-off from its Former Parent in October 2022. Previously he served as a director at the Former Parent beginning in June 2020, when Xperi Corporation merged with TiVo Corporation. Prior to that, he served as a director at Xperi Corporation beginning in December 2016, when Tessera Technologies, Inc. acquired DTS, Inc. Prior to that, he served as a director at Tessera Technologies, Inc. beginning in March 2013.

From 2013 to 2016, Mr. Seams was the Chief Executive Officer of Deca Technologies, a subsidiary of Cypress Semiconductor Corporation. Prior to Deca Technologies, Mr. Seams served as Executive Vice President of Sales & Marketing at Cypress. He also previously served as an Executive Vice President of Worldwide Manufacturing & Research and Development of Cypress. Mr. Seams joined Cypress in 1990 and held various technical and operational management positions in manufacturing, development, and operations. Prior to joining Cypress in 1990, he worked in process development for Advanced Micro Devices and Philips Research Laboratories.

Mr. Seams also currently serves as Chair of the Board of Directors of ONTO Innovation Inc. (formerly Nanometrics).

Mr. Seams earned his bachelor’s degree in electrical engineering from Texas A&M University and his master’s degree in electrical and computer engineering from the University of Texas at Austin. Mr. Seams has a Professional Certificate in Advanced Computer Security from Stanford University and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Seams is a member of the ACCD as well as a member and Certified Director of the NACD.

The Board believes that Mr. Seams brings extensive technology, leadership, and business experience to his role as a member of the Board.

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REQUIRED VOTE AND BOARD OF DIRECTORS’ RECOMMENDATION

Our amended and restated bylaws (the “Bylaws”) provide that, in an uncontested election, where a quorum is present, each director will be elected by the affirmative vote of a majority of votes cast with respect to such director by the shares represented and entitled to vote therefor at the Annual Meeting. A “majority of votes cast” means that the number of shares voted “for” a candidate for director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of the election of directors.

Our Corporate Governance Guidelines include a director resignation policy providing that, in uncontested elections, a director candidate, nominee or appointee who receives more votes “against” election than votes “for” election (the “Subject Director”) is expected to tender a written offer of resignation to the Board. The Nominating and Corporate Governance Committee or, if one or more of the members of the Nominating and Corporate Governance Committee is a Subject Director or if the Board determines that a committee other than the Nominating and Corporate Governance Committee should recommend whether to accept the Subject Director’s resignation, a committee consisting solely of independent directors who are not Subject Directors, will promptly consider the director's offer of resignation and recommend to the Board whether to accept or reject it. The Board will act on the Nominating and Corporate Governance Committee's recommendation within 90 days after receiving it.

Our Bylaws further provide that, in a Contested Election (as defined in the Bylaws), each director will be elected by a plurality of the votes cast. This means that the nominees receiving the largest number of affirmative votes will be elected.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the election of each of Darcy Antonellis, Laura J. Durr, Jeremi T. Gorman, David C. Habiger, Jon E. Kirchner, Roderick K. Randall, and Christopher Seams.

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Governance of the Company

Pursuant to the Delaware General Corporation Law and the Bylaws, our business, property and other affairs are managed by or under the direction of the Board of Directors and its committees. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and advisors, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

NON-EXECUTIVE CHAIRMAN AND BOARD LEADERSHIP

The Corporate Governance Guidelines provide that the Board of Directors is free to choose its chairperson in any way that it considers to be in the best interests of the Company.

We believe that separating the roles of Chief Executive Officer and Chair of the Board is in the best interests of the Company and its stockholders because it provides the appropriate balance between strategy development and oversight and accountability of management. However, our Corporate Governance Guidelines do not require the separation of the offices of the Chair of the Board and the Chief Executive Officer. If the Chair is not an “independent director” as such term is defined in applicable NYSE rules, pursuant to the Corporate Governance Guidelines, the Company’s independent directors will designate one of the independent directors on the Board to serve as a lead independent director.

The responsibilities of the lead independent director include:

•
serving as a liaison between the independent directors and the Chief Executive Officer and Chair;
•
facilitating discussion and open dialogue among the independent directors during Board meetings, executive sessions and outside of Board meetings;
•
presiding over all meetings of the Board at which the Chair is not present and at each such executive session;
•
calling meetings of the independent directors;
•
working with the Chair to develop and approve Board meeting agendas, materials and schedules, including to ensure that there is sufficient time for discussion of all agenda items; and
•
ensuring availability for consultation and direct communication with significant stockholders of the Company, if requested and in coordination with management.

BOARD ROLE IN RISK MANAGEMENT

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board of Directors reviews our business strategy and management’s assessment of the related risk and discusses with management the appropriate level of risk for the Company. For example, the Board of Directors annually reviews management’s enterprise risk management assessment, which is designed to: (1) identify risks that can negatively impact the Company’s ability to achieve its business objectives; (2) estimate the magnitude of the potential risks; and (3) determine approaches to mitigate the identified risks. In addition, the Board of Directors during the Company’s quarterly Board meetings regularly advises and directs management with respect to general risk management strategy and the most significant risks facing us, including risks related to strategy, liquidity, operations, compliance, litigation, and our long-term strategic planning, among others.

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The Audit Committee oversees the Company's major financial risk exposures, including monitoring the Company’s financial condition and investments, the integrity of the Company's financial statements, accounting matters, planning regarding business continuity and cybersecurity. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department, internal audit function and, if applicable, an annual attestation report on internal control over financial reporting from the Company’s independent registered public accounting firm. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department, internal auditor, independent registered public accounting firm, and internal or external legal counsel to discuss risks related to our financial reporting function. In addition, the Audit Committee monitors compliance with the Code of Business Conduct and Ethics Policy, and our corporate compliance hotline. The Audit Committee also discusses other risk assessment and risk management policies of the Company periodically with management.

The Compensation Committee reviews the Company's compensation arrangements for employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and reviews the relationship between risk management policies and practices, corporate strategy and the Company's compensation arrangements.

The Nominating and Corporate Governance Committee oversees governance-related risks by working with management to establish and maintain corporate governance guidelines applicable to the Company, and making recommendations regarding director nominees, the determination of director independence, Board leadership structure, membership on Board committees, and succession planning. The Nominating and Corporate Governance Committee also oversees the evaluation of the Board as a whole.

DIRECTOR INDEPENDENCE

The listing rules of the New York Stock Exchange (“NYSE”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the NYSE rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.

The Board has determined that all of the Company’s directors nominated for election, other than Mr. Kirchner, qualify as independent directors in accordance with the applicable NYSE rules. In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities and relationships as they may relate to the Company and our management, including that Mr. Habiger was the CEO of J.D. Power, with which we previously had a commercial relationship. The Board has determined that the Company's prior relationship with J.D. Power does not compromise Mr. Habiger’s independence under the NYSE rules. Furthermore, the Board has determined that each member of the Audit Committee meets the enhanced independence standards for serving on an audit committee under Rule 10A-3 and the NYSE rules, and that each member of the Compensation Committee meets the NYSE’s heightened independence standards for members of a compensation committee and qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

There are no family relationships between any of the Company's directors or executive officers and any of the other directors or executive officers.

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COMMITTEES OF THE BOARD OF DIRECTORS

The Board currently has the following three standing committees, with the following members:

Member	Audit	Compensation	Nominating and Corporate Governance
David C. Habiger
Darcy Antonellis
Laura J. Durr
Jeremi T. Gorman
Roderick K. Randall
Christopher Seams

= Chair	= Member	= Financial Expert	= Chair of Board

During the fiscal year ended December 31, 2025, the Board of Directors held a total of six (6) meetings. Each director attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time he or she served on the Board or committees.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with applicable NYSE rules. Furthermore, each member of our Audit Committee meets the enhanced independence standards established for serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules. The members of the Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, the Board of Directors has further determined that each of Ms. Durr, Chair of the Audit Committee, Ms. Antonellis, Mr. Habiger, and Mr. Seams is an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. No Audit Committee member currently serves on the audit committee of more than three public companies. All members of the Compensation Committee meet the NYSE’s heightened independence standards for members of a compensation committee and each member of the Compensation Committee qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. The Board has adopted a written charter for each of these committees. Copies of the committee charters and the Corporate Governance Guidelines are available, free of charge, on our website at investor.xperi.com.

Audit Committee

The principal duties and responsibilities of the Audit Committee include:

•
being directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm, engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
•
reviewing and, in its sole discretion, approving in advance the independent auditor’s annual engagement letter, including the proposed fees contained therein, as well as all audit and permitted non-audit engagements and relationships between the Company and the independent auditor;
•
reviewing the performance of the independent auditor and evaluating the independent auditor’s independence;

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•
reviewing the annual audit plan, the results of the independent audit, and the report and recommendations of the independent auditor;
•
reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis;
•
discussing guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk and major financial risk exposures, including monitoring the Company’s financial condition and investments, the integrity of the Company’s financial statements, accounting matters, planning regarding business continuity and cybersecurity, and the steps management has taken to monitor and control such exposures;
•
reviewing with management the progress and results of all internal audit projects;
•
periodically reviewing the Company’s information technology security/cybersecurity policies, risk mitigation and recovery plans and other programs and activities;
•
overseeing the policies and procedures in the Company’s Related Person Transactions Policy and conducting prior review of proposed transactions or courses of dealings requiring approval or ratification under such policy;
•
preparing the audit committee report required to be included in the Company’s annual proxy statement; and
•
reviewing the Company’s program to monitor compliance with the Company’s Code of Business Conduct and Ethics Policy.

The Audit Committee is currently comprised of Laura J. Durr, Darcy Antonellis, David C. Habiger, and Christopher Seams. Ms. Durr is the Chair of the Audit Committee, and all committee members are financially literate. During 2025, the Audit Committee held eight (8) meetings.

Compensation Committee

The principal duties and responsibilities of the Compensation Committee include:

•
reviewing and approving at least annually the goals and objectives of the Company’s executive compensation plans, and amending, or recommending that the Board amend, these goals and objectives if the Committee deems it appropriate;
•
reviewing periodically the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Compensation Committee deems it appropriate, adopting, or recommending that the Board adopt, new, or amend existing, executive compensation plans;
•
evaluating annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•
evaluating annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, determining and approving the compensation of such other executive officers;
•
evaluating periodically the appropriate level of compensation for Board and Committee service by non-employee directors;
•
administering and overseeing the Company’s compliance with the compensation recovery policy required by applicable SEC and NYSE rules;
•
adopting stock ownership guidelines for executive officers and non-employee directors and overseeing compliance with such guidelines; and

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•
being directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser that the Compensation Committee may determine to retain.

The Compensation Committee is currently comprised of Ms. Antonellis, Ms. Durr and Mr. Randall. Ms. Antonellis serves as the Chair of the Compensation Committee. During 2025, the Compensation Committee held four (4) meetings.

Nominating and Corporate Governance Committee

The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:

•
assisting in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others;
•
reviewing the background and qualifications of individuals being considered as director candidates;
•
selecting and recommending to the Board individuals to be nominated as directors (including evaluation of new candidates as well as evaluation of current directors; in evaluating the current directors, the committee conducts a thorough self-evaluation process, which may include the use of questionnaires) or appointed by the Board;
•
making recommendations to the Board regarding the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, and annually reviewing and reporting, or making recommendations, to the Board with respect to the rotation of committee memberships and/or chairpersonships;
•
reviewing and recommending to the Board changes to the Company's Amended and Restated Certificate of Incorporation (the “Charter”) and the Bylaws, as needed;
•
developing and recommending to the Board the Corporate Governance Guidelines, as well as reviewing and recommending any desirable changes to the Board on a regular basis;
•
developing and recommending to the Board a management succession plan and reviewing such plan periodically, developing and evaluating potential candidates for executive positions and recommending to the Board any changes to, and any candidates for succession, under the developed succession plan; and
•
reviewing and overseeing the Company’s corporate responsibility program, including initiatives, policies and risks concerning environmental and social matters.

The Nominating and Corporate Governance Committee is currently comprised of Mr. Seams as the Chair, Ms. Gorman, Mr. Habiger, and Mr. Randall. During 2025, the Nominating and Corporate Governance Committee held four (4) meetings.

Director Qualifications

The Nominating and Corporate Governance Committee takes into account a number of factors when considering director nominees, including but not limited to the following:

•
independence from management;
•
relevant business experience and knowledge;
•
educational and professional background;
•
judgment, skill, integrity, character, ethics, value and reputation;
•
existing commitments to other businesses and service on other boards;
•
potential conflicts of interest with other pursuits;
•
legal considerations such as antitrust issues;

XPERI - Proxy Statement	26

•
the needs of the Board and the Company with respect to the particular talents, experience and diversity of backgrounds and experience of its directors;
•
corporate governance background, to enable the committee to determine whether the candidate would be suitable for Nominating and Corporate Governance Committee membership;
•
financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership;
•
executive compensation background, to enable the committee to determine whether the candidate would be suitable for Compensation Committee membership; and
•
the size and composition of the existing Board.

The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating and Corporate Governance Committee may consider the following criteria in recommending candidates for election to the Board:

•
experience in corporate governance, such as a senior executive or former senior executive of a publicly-held company;
•
experience in the Company’s industry;
•
experience as a board member of other publicly-held companies; and
•
technical expertise in an area of the Company’s operations.

Nomination to the Board of Directors

Candidates for nomination to the Board are selected by the Board based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, the Charter, the Bylaws, the Corporate Governance Guidelines, and the criteria approved by the Board regarding director candidate qualifications.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a Board that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees and director candidates, as applicable. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. If the Nominating and Corporate Governance Committee determines to retain an executive search firm to identify Board candidates, it will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described below. The Nominating and Corporate Governance Committee will review the backgrounds of each potential candidate, evaluate candidates’ independence from the Company and potential conflicts of interest and determine if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Management may assist the Nominating and Corporate Governance Committee in the review process at its direction. The Nominating and Corporate Governance Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee.

The Committee will consider candidates recommended by our stockholders as it deems appropriate in accordance with the procedures set forth in the Nominating and Corporate Governance Committee Charter. Such recommendations must be submitted in writing to the Chair of the Nominating and Corporate Governance Committee, c/o Secretary, Xperi Inc., 2190 Gold Street, San Jose, California 95002. Candidates recommended by the stockholders are evaluated in the same manner as candidates identified by the Nominating and Corporate Governance Committee.

XPERI - Proxy Statement	27

Each of the nominees for election as director at the 2026 Annual Meeting is recommended by the Nominating and Corporate Governance Committee and each nominee is presently a director and stands for re-election by the stockholders.

Other Committees

Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Directors are encouraged to attend the Annual Meeting of Stockholders. All members of the Board participated in the 2025 Annual Meeting of Stockholders in their capacity as directors of the Company.

HOW WE COMMUNICATE WITH AND LISTEN TO YOU

We believe that effective corporate governance includes year-round engagement with our stockholders and other stakeholders. We meet regularly with our stockholders to discuss our business strategy, performance, compensation philosophy, corporate governance, and corporate responsibility topics. We engage with many of our large stockholders multiple times a year, both on an ad hoc basis and regularly in conjunction with our quarterly earnings announcements. Our Investor Relations team also has touchpoints with smaller stockholders each year. We find it beneficial to have ongoing dialogue with our stockholders throughout the year on a full range of topics (instead of engaging with stockholders only prior to our annual meeting on issues to be voted on in the proxy statement).

Our direct engagement with stockholders helps us better understand our stockholders’ priorities, perspectives, and issues of concern, allows us to elaborate on our many initiatives and practices, and informs the Board’s deliberations. We take insights from this feedback into consideration and regularly share them with the Board as we review and evolve our practices and disclosures.

The Board has created a number of other ways for interested parties to contact us and provide input, including:

•
Attending the Annual Meeting and submitting questions to be addressed during the meeting;
•
Attending quarterly earnings calls, investor conferences and other similar opportunities;
•
Calling the Company number, at +1-408-519-9100;
•
Sending an email to an individual director, a committee, or the full Board at IR@xperi.com;
•
Mailing a letter to an individual director, a committee, or the full Board at 2190 Gold Street, San Jose, California 95002, Attn: Corporate Secretary; or
•
Requesting a stockholder engagement meeting via one of the means outlined here.

The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and any correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward appropriate correspondence from interested parties, including stockholders, communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the correspondence.

CODE OF BUSINESS CONDUCT AND ETHICS POLICY

The Company has adopted a Code of Business Conduct and Ethics Policy that applies to all members of the Board of Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics Policy is posted on the “Investor Relations” section of our website, which is located at investor.xperi.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement

XPERI - Proxy Statement	28

under applicable SEC and NYSE disclosure requirements regarding amendments to, or waivers of, a provision of the Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

ANTI-PLEDGING AND ANTI-HEDGING POLICIES

The Company has an insider trading policy that prohibits all directors, employees (including officers) and consultants of the Company (including any entities whose securities trading decisions they control or influence) from purchasing the Company’s stock on margin, pledging the Company’s stock to secure margin or other loans, engaging in short sales of the Company’s stock, buying or selling put or call options on the Company’s stock, or entering into other derivative contracts or hedging transactions, and placing standing or limit orders on the Company’s securities.

EXECUTIVE SESSIONS

Our independent directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. Each executive session of the non-management and independent directors is presided over by the Chair of the Board (or Lead Independent Director, in the case the Chair of the Board is not an independent director).

INSIDER TRADING POLICIES AND PROCEDURES

The Board has adopted an insider trading policy that governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and other employees of the Company. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026.

XPERI - Proxy Statement	29

COMPENSATION OF DIRECTORS

CASH COMPENSATION

Under the Company's director compensation program, we pay each of our non-employee directors an annual retainer of $50,000. We pay our non-executive Chair of the Board an additional annual retainer of $50,000. In addition, we pay each of our non-employee directors the following annual retainers for their service as a member, or chair, as applicable, of our Board committees:

Annual Retainers for Committee Members:
Audit Committee	$12,000
Compensation Committee	$8,000
Nominating and Corporate Governance Committee	$6,000
Annual Retainers for Committee Chairs:
Audit Committee	$25,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. Our Chief Executive Officer does not receive any additional compensation for serving as a director.

We reimburse our non-employee directors for reasonable travel and other expenses related to Company meetings or director education.

In addition, on an annual basis, each non-employee director who continues to serve as a non-employee director following each annual meeting of stockholders will receive an annual grant of restricted stock units (“RSUs”) covering shares of our common stock under our stockholder-approved equity plan. The number of shares of common stock subject to the RSU award will be determined by dividing (1) $190,000 by (2) the fair market value per share of our common stock on the date of grant. A non-employee director who is initially appointed after any annual meeting of stockholders will receive an RSU award on the date of such director's initial appointment to the Board of Directors equal to the pro-rated amount of the annual grant. These annual RSU awards (or any pro-rated grants for directors initially appointed between annual meetings) will vest on the earlier to occur of the first anniversary of the date of grant or the next annual meeting of stockholders.

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The following table shows compensation information for our non-employee directors for fiscal year 2025.

2025 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Darcy Antonellis	$82,750	$189,973	$272,723
Laura J. Durr	$82,500	$189,973	$272,473
Jeremi T. Gorman	$56,000	$189,973	$245,973
David C. Habiger	$115,500	$189,973	$305,473
Roderick K. Randall	$62,500	$189,973	$252,473
Christopher Seams	$79,750	$189,973	$269,723

(1)
The amounts reflected in this column represent the aggregate grant date fair value for stock awards granted to the non-employee directors in 2025, measured in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the aggregate grant date fair value amount is calculated, please see Note 13 of the Notes to Consolidated Financial Statements included in the Company's 2025 Annual Report on Form 10-K filed with the SEC on February 26, 2026. The aggregate number of shares subject to unvested RSU awards outstanding for each non-employee director at December 31, 2025 was: Ms. Antonellis: 25,815; Ms. Durr: 25,815; Ms. Gorman: 25,815; Mr. Habiger: 25,815; Mr. Randall: 25,815; and Mr. Seams: 25,815. None of the non-employee directors held any stock options as of December 31, 2025.

DIRECTOR STOCK OWNERSHIP GUIDELINES

To align the interests of the Company’s directors with stockholders, our Stock Ownership Guidelines provide that all non-employee directors will be expected to own common stock of the Company with a market value equal to three times the value of the non-executive director’s annual cash retainer (excluding any annual cash retainer for committee membership or chairmanship) for as long as such director remains a non-employee director. Non-executive directors have until the fifth anniversary of the later to occur of (a) October 1, 2022 (the date of adoption of the guidelines), (b) the date of any amendment to the ownership threshold applicable to non-employee directors, or (c) the date of first appointment or election as a non-employee director, to meet these requirements. All of our non-employee directors have not yet reached the applicable deadline for compliance.

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Equity Compensation Plan Information

We have two equity compensation plans that have been approved by our stockholders: the 2022 Equity Incentive Plan and the Amended and Restated 2022 Employee Stock Purchase Plan (“ESPP”). The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, RSUs and PSUs, and the number of securities remaining available for future issuance under all of our equity compensation plans, at December 31, 2025:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	6,652,028 (1)	$24.75	6,794,665 (2)
Equity compensation plans not approved by security holders	0	0	0
Totals	6,652,028		6,794,665

(1)
The number under column (a) includes 2,256 shares issuable upon the exercise of outstanding options with a weighted average exercise price of $24.75, and 6,649,772 shares issuable upon the vesting of outstanding RSU awards and PSU awards at target levels. Excludes outstanding purchase rights under the ESPP.

(2)
Includes 5,249,839 shares remaining available for future issuance under the 2022 Equity Incentive Plan, and 1,544,826 shares remaining available for future issuance under the ESPP (of which 1,544,826 shares were eligible for purchase during the offering period in effect on December 31, 2025).

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Executive Officers

Set forth below are the name, age and position of each of our executive officers as of March 4, 2026.

Name	Age	Position(s)
Jon E. Kirchner	58	Chief Executive Officer and President, Director
Robert Andersen	62	Chief Financial Officer
Rebecca K. Marquez	54	Chief Legal Officer and Corporate Secretary
Matt Milne	58	President of TiVo Ads and Chief Revenue Officer
Geir Skaaden	59	Chief Products and Services Officer

The following are biographical summaries of our executive officers other than Mr. Kirchner, for whom a biographical summary is set forth under “Proposal 1—Election of Directors”.

Robert Andersen is Chief Financial Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was the CFO of Xperi Holding Corporation. Prior to Xperi Corporation's merger with TiVo Corporation, he served as Executive Vice President and CFO of Xperi Corporation. Mr. Andersen joined Xperi Corporation in 2014 as CFO of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Mr. Andersen has many years of leadership experience in Silicon Valley at both private and public technology companies, including Phoenix Technologies, Wind River Systems and Hewlett Packard. Mr. Andersen served on the board of directors of Quantum Corporation through March 2017 and on the board of directors for the Alameda County Community Food Bank through December 2025. Mr. Andersen holds a B.A. in economics from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles.

Rebecca K. Marquez has been Chief Legal Officer and Corporate Secretary of Xperi Inc. since December 2022. Prior to joining the Company, Ms. Marquez was General Counsel at Ring LLC, which was acquired by Amazon in 2018. Before Ring, Ms. Marquez was Assistant General Counsel and Assistant Secretary at Tribune Publishing Company from 2014 to 2017, and Assistant General Counsel and Assistant Secretary at United Online, Inc. from 2003 to 2014. Prior to that, Ms. Marquez was an associate at Latham & Watkins from 1998 to 2003. Ms. Marquez currently serves on the board of directors of IPG Inc., a joint venture between Xperi's subsidiary, Rovi Product Corporation, and Dentsu Group Inc. Ms. Marquez is one of Xperi's representatives on IPG's board. She received a B.A. in communication studies and her J.D. from the University of California, Los Angeles.

Matt Milne is President of TiVo Ads and Chief Revenue Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was Chief Revenue Officer of Xperi Holding Corporation. Prior to the merger between Xperi Corporation and TiVo Corporation, he served as TiVo’s Chief Revenue Officer beginning in January 2017. Mr. Milne joined TiVo (then Rovi) in February 2011 and served as Senior Vice President, CE Sales from 2011 to 2012. During his employment at TiVo, he also served as Executive Vice President, Worldwide Sales and Marketing from January 2012 to May 2014 and as Senior Vice President responsible for Tier 1 Intellectual Property Licensing and Sales from May 2014 to April 2016. He was promoted to Chief Revenue Officer in January 2017 after serving as SVP and GM of Intellectual Property and Licensing from April 2016. Prior to joining TiVo, Mr. Milne held various sales, marketing and product leadership positions at DivX, MediaFLO USA (a wholly owned subsidiary of Qualcomm Incorporated), Viewsonic, Gateway, Inc., Cameo Technologies and Western Digital. Mr. Milne currently serves on the board of directors of IPG Inc., a joint venture between Xperi's subsidiary Rovi Product Corporation and Dentsu Group Inc. Mr. Milne is one of Xperi's representatives on IPG's board. Mr. Milne holds a B.A. in business from California State University, Fullerton and an M.B.A. from California State Polytechnic University, Pomona.

XPERI - Proxy Statement	33

Geir Skaaden is Chief Products and Services Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was Chief Products and Services Officer of Xperi Holding Corporation. Prior to the merger between Xperi Corporation and TiVo Corporation, Mr. Skaaden was Chief Products and Services Officer of Xperi Corporation. He served as DTS, Inc.’s Executive Vice President, Products, Platforms and Solutions from October 2015 until its acquisition by Xperi Corporation in December 2016, having previously served as DTS’s Senior Vice President, Corporate Business Development, Digital Content and Media Solutions. Earlier, he held a number of leadership roles where he oversaw product management, business development, global licensing and marketing. Before joining DTS in 2008, Mr. Skaaden served as the Chief Executive Officer at Neural Audio Corporation. Mr. Skaaden holds a B.A. in Finance from the University of Oregon, a business degree from the Norwegian School of Management, and an M.B.A. from the University of Washington.

XPERI - Proxy Statement	34

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 23, 2026, with respect to the beneficial ownership of shares of the Company's common stock by (i) each person or group of affiliated persons who beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of the directors and director nominees, (iii) each named executive officer (“NEO”) for fiscal year 2025, and (iv) all of the current directors and executive officers as a group. Applicable percentage ownership is based on 46,969,801 shares of our common stock outstanding as of February 23, 2026.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who directly or indirectly have sole or shared voting power or investment power with respect to those securities. In addition, the rules include (a) shares of common stock underlying options held by the person or entity that are immediately exercisable or exercisable within 60 days of February 23, 2026, and (b) shares of common stock underlying RSUs held by the person or entity that are currently vested or will vest within 60 days of February 23, 2026. These shares are deemed to be outstanding and beneficially owned by the person holding those options or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address for each beneficial owner listed below is 2190 Gold Street, San Jose, California 95002.

Name of Beneficial Owner	Number of Shares	Percentage Ownership
Five Percent Stockholders
Rubric Capital Management LP (1)	4,143,744	8.8%
The Vanguard Group, Inc. (2)	4,136,934	8.8%
BlackRock, Inc. (3)	3,359,989	7.2%
Clearline Capital LP (4)	2,949,895	6.3%
Neuberger Berman Group LLC (5)	2,632,541	5.6%
Manulife Financial Corporation (6)	2,531,755	5.4%

Directors and Named Executive Officers
Jon E. Kirchner (7)	414,311	*
Geir Skaaden (8)	181,843	*
Matt Milne (9)	165,635	*
Christopher Seams (10)	100,949	*
David C. Habiger (10)	106,695	*
Darcy Antonellis (10)	96,286	*
Laura J. Durr (10)	83,241	*
Jeremi T. Gorman (10)	48,698	*
Roderick K. Randall (10)	48,698	*
All current directors and executive officers as a group (11 persons) (11)	1,520,924	3.2%

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
The address for Rubric Capital Management LP (“Rubric Capital Management”) is 155 East 44th St., Suite 1630, New York, NY 10017. Rubric Capital Management has shared voting and shared dispositive power as to 4,143,744 shares. David Rosen has shared voting and shared dispositive power as to 4,143,744 shares. Rubric Capital Management is the investment adviser to certain investment funds and/or accounts (collectively, “Rubric Funds”) that hold the shares of our common stock, and David Rosen is Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital Management. The information in this table and footnote is based solely on information contained in Schedule 13D/A filed with the SEC on June 11, 2024 by Rubric Capital and David Rosen.
(2)
The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA, 19355. The Vanguard Group, Inc. has shared voting power as to 452,484 shares, sole dispositive power as to 3,667,535 shares and shared dispositive power as to 469,399 shares. The

XPERI - Proxy Statement	35

information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on October 31, 2025 by The Vanguard Group, Inc.
(3)
The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. has sole voting power as to 3,300,933 shares and sole dispositive power as to 3,359,989 shares. The shares are held by various BlackRock subsidiaries. The information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on February 5, 2025 by BlackRock, Inc.
(4)
The address for Clearline Capital LP, Clearline Capital LLC and Mark Majzner is 750 Lexington Avenue, 25th Floor, New York, NY 10022. Each of Clearline Capital LP, Clearline Capital LLC and Mr. Majzner have shared voting and dispositive power as to 2,949,895. Mr. Majzner is managing member of Clearline Capital LLC and limited partner of Clearline Capital LP. The information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on February 17, 2026 jointly by Clearline Capital LP, Clearline Capital LLC and Mr. Majzner.
(5)
The address for Neuberger Berman Group LLC is 1290 Avenue of the Americas, New York, NY 10104. Neuberger Berman Group LLC has shared voting power as to 2,155,074 shares and shared dispositive power as to 2,632,541 shares. Neuberger Investment Advisers LLC has shared voting power as to 2,117,042 shares and shared dispositive power as to 2,549,798 shares. Neuberger Berman Group LLC and its affiliates may be deemed to be beneficial owners of securities because they or certain affiliated persons have shared power to retain, dispose of or vote the securities of unrelated clients. The information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on February 12, 2024 by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC.
(6)
The address of Manulife Investment Management Limited ("MIML") and Manulife Financial Corporation ("MFC") is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. The address of Manulife Investment Management (US) LLC ("MIM (US)" and, collectively with MIML and MFC, the “MFC Reporting Persons”) is 197 Clarendon Street, Boston, Massachusetts 02116. MIML and MIM (US) has sole voting and dispositive power as to 8,911 shares and 2,522,844 shares, respectively (collectively, the “MFC Shares”). MIM (US) and MIML are indirect wholly owned subsidiaries of MCF and through such parent-subsidiary relationship MFC may be deemed to have shared voting and dispositive power as to the MCF Shares. The information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on February 13, 2026 by the MFC Reporting Persons.
(7)
Includes 141,962 shares subject to RSUs, held by Mr. Kirchner, that will vest and settle within 60 days of February 23, 2026.
(8)
Includes 81,544 shares subject to RSUs, held by Mr. Skaaden, that will vest and settle within 60 days of February 23, 2026.
(9)
Includes 59,279 shares subject to RSUs, held by Mr. Milne, that will vest and settle within 60 days of February 23, 2026.
(10)
For each of Ms. Antonellis, Ms. Durr, Ms. Gorman, Mr. Habiger, Mr. Randall, and Mr. Seams, includes 25,815 shares subject to RSUs that will vest and settle within 60 days of February 23, 2026. For Ms. Durr, includes 1,000 shares held by the Durr Revocable Trust. For Mr. Habiger, includes 6,900 shares held by the David C. Habiger Family Trust.
(11)
Includes 538,533 shares subject to RSUs that will vest and settle within 60 days of February 23, 2026.

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Executive Compensation and Related Information

Introduction

This section provides information about key components of our compensation program for our executive officers. Our “Named Executive Officers” or “NEOs” for fiscal year 2025 are:

•
Jon E. Kirchner – Chief Executive Officer
•
Matt Milne – President of TiVo Ads and Chief Revenue Officer
•
Geir Skaaden – Chief Products and Services Officer

Specifically, this executive compensation section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation programs and each compensation component that we provide. The discussion set forth in this section may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the date of this proxy statement may differ materially from the currently planned programs summarized in this discussion.

As an “emerging growth company” under the rules of the SEC, we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies, including reduced narrative and tabular disclosure obligations regarding our executive compensation program.

Compensation Philosophy - Pay For Performance

We have designed our executive compensation program to reward our executive officers, including the NEOs, in alignment with the overall strategic and financial performance of the Company with the ultimate goal of building long-term stockholder value. We construct our compensation packages to provide remuneration sufficient to attract, retain and motivate our executives to exert their best efforts in the highly competitive environments in which we operate. The compensation of our NEOs is comprised of base salaries, short-term performance-based cash incentives, and long-term incentives delivered in the form of equity awards that are earned over a multi-year period.

Our incentive compensation is largely determined by successful performance against key operational and financial measures and is designed to promote long-term stockholder value. In consultation with the Compensation Committee’s independent compensation consultant, Compensia Inc., the Compensation Committee identifies key metrics to measure and evaluate performance: stock price, financial, strategic, and operational metrics. To create a successful link between our performance and our employees’ compensation, including our NEOs, these stock price, financial, strategic, and operational metrics are utilized in the structuring and calculation of Xperi’s incentive compensation, including potential annual cash bonuses and long-term equity award payouts. As a result, our executive compensation program is intended to closely align with our business strategies, reinforce our “pay-for-performance” philosophy, and reflect competitive practices in regard to executive compensation.

Our approach to short-term compensation is to pay for current results and strategic actions taken that are expected to translate into improved future financial performance. Combined with our emphasis on long-term equity compensation, we believe this approach appropriately motivates, rewards and retains our executives, while providing strong alignment with our stockholders. We hold our executives to stringent performance standards and, as a result, our executive compensation plans are designed to pay competitively if strategic and financial performance objectives are met and less so if variable pay goals are missed.

2025 Compensation Highlights

Our executive compensation program plays an important role in attracting, retaining and rewarding individuals with the ability and vision to lead our business, drive our long-term success and deliver stockholder value. For our fiscal

XPERI - Proxy Statement	37

year ended December 31, 2025, the key highlights of our executive compensation program included:

•
Base Salaries. Base salary is a customary, fixed element of compensation intended to attract and retain our executives. For fiscal year 2025, there were no increases in base salaries for our NEOs.
•
Pay-for-Performance - Incentive Bonus Payments. Our cash incentive program is a performance‑based, at‑risk component of our executives' compensation, structured to pay only when rigorous goals are achieved. For fiscal year 2025, there were no increases in target bonuses for our NEOs. Furthermore, despite having success in several areas of our business, we did not meet the overall financial targets established for the fiscal year. As a result, the short-term incentive payments to Messrs. Kirchner, Milne, and Skaaden were funded at 49%, 91%, and 44%, respectively, of target as described in the “Performance-Based Cash Incentive Bonuses” section.

•
Pay-for-Performance - Performance-Based RSUs. Consistent with our pay-for-performance philosophy, our NEOs forfeited all of the performance-based restricted stock units (“PSUs”) granted in 2022 for which the performance period ended during 2025 (the “2022 PSUs”) as a result of not meeting the stock price growth targets. The NEOs earned 50% of the PSUs granted in July 2023 (the “July 2023 PSUs”) as a result of achieving the performance targets related to product deployment and Non-GAAP Operating Margin. The other 50% of the July 2023 PSUs was forfeited since the stock price growth target was not met.

Emphasis on Pay-for-Performance Reflected in CEO Compensation

Our Chief Executive Officer’s compensation reflects a strong connection between pay and performance. The table below shows the compensation of our Chief Executive Officer and compares 2025 target compensation versus his earned compensation for 2025.

The target compensation chart above includes our CEO’s base salary as of the last day of the fiscal year, the short-term incentive award opportunity at target, and long-term incentive compensation based on the grant date fair value of the underlying equity awards at target, in the case of PSU awards. The earned compensation chart includes the CEO’s actual base salary earned during the fiscal year, the actual bonus award paid, and the vesting date fair market value of the equity awards that vested during the year.

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Stockholder Engagement and Focus Areas

Our Board, management and the Compensation Committee value feedback provided by our stockholders, including feedback related to our executive compensation program and policies. We engage with our stockholders on various matters, including business and operational performance and strategy, corporate governance, and executive compensation practices. Our cross-functional team that participates in these discussions to address our stockholders’ focus areas may include members of our senior management, our Investor Relations, Finance and Legal departments, as well various members of our Board and the chair of our Compensation Committee.

Set forth below are highlights of stockholder focus areas related to executive compensation addressed in 2025 and details regarding the associated components of our executive compensation program.

STOCKHOLDER FOCUS AREAS	COMPENSATION DESIGN ELEMENTS
• Manage equity award usage responsibly	• In 2025, the Company continued its practice of limiting eligibility for annual equity awards to more senior employees in order to minimize equity spend and drive retention compensation.
• Provide more information regarding the Company's peer group	• We have enhanced our proxy statement’s disclosures regarding the Company’s peer group companies.
• Leverage performance-based equity awards to further align performance and executive compensation
•
In 2025, 60% of the equity awards granted to the CEO, and 50% of the awards granted to the other NEOs, were PSUs with performance targets based on stock price performance and Adjusted EBITDA, two key corporate metrics.

• Provide more information regarding executive compensation policies, generally	• The Company has provided increased disclosure regarding our program, policies and terms of both cash and incentive compensation provided to the non-employee members of our Board and our NEOs.

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Summary of Executive Compensation Policies and Practices

We endeavor to maintain sound executive compensation policies and practices to align with our executive compensation philosophy, structured to drive performance and align our executives’ interests with the long-term interests of our stockholders. The following table highlights our key executive compensation policies and practices:

WHAT WE DO	WHAT WE DON’T DO

Pay for Performance: We link pay to performance and stockholder interests by heavily weighting target total direct compensation to the achievement of strong financial performance and a balanced mix of performance metrics established in advance by the Compensation Committee. A significant portion of target total direct compensation is “at risk” based on the Company’s performance to align the interests of our executive officers with those of our stockholders.

No Tax Gross-Ups: We do not provide tax payments, reimbursements or “gross-ups” to our NEOs for excess parachute payments or other benefits.
Independent Compensation Advisor: The Compensation Committee selects and engages its own independent compensation consultant.	No “Single Trigger” Severance Payments: We do not provide “single trigger” severance payments payable solely in the event of a change of control event of the Company.

Thoughtful Peer Group Analysis: The Compensation Committee reviews external competitive market data when making compensation decisions and regularly reviews our peer group with its independent compensation consultant.

No Substantial Perquisites: We do not generally provide special perquisites for our executives, such as club memberships, supplemental executive retirement plans or supplemental executive health benefits.

Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive experience.	No Hedging in Company Securities: Our employees, executives and directors are prohibited from engaging in any hedging transaction with respect to Company equity securities (vested or unvested).

Stock Ownership Guidelines: Executives and non-employee directors are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (5x for the CEO and 1.5x for other executives) or Board retainers (3x for directors).

No Pledging of Company Securities: Our employees, executives and directors are prohibited from pledging Company securities.

Compensation Recovery Policy: Our compensation recovery policy provides that our Compensation Committee or Board of Directors will require the recovery or reimbursement of specified incentive compensation from a current or former executive officer in the event of restatement of the Company’s financial results to correct material noncompliance with any financial reporting requirement under federal securities laws.

No Re-Pricing or Discounted Options / SARs: We do not re-price underwater awards and do not provide discounted stock options or stock appreciation rights. The Company’s 2022 Equity Incentive Plan prohibits the repricing of stock options or stock appreciation rights without stockholder approval.

Negative Discretion: The Compensation Committee has the right to exercise negative discretion over executive incentive plan payments.	No Dividends Paid or Accrued on Equity Awards Prior to Vesting
Multi-Year Vesting Requirements: Equity awards granted to our executive officers are earned and/or vest over multi-year periods, consistent with market practice and our retention objectives.	No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our MBO plan.
Active Stockholder Engagement Program: We proactively engage with our stockholders on various topics, including executive compensation.

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Summary Compensation of Named Executive Officers

2025 Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2025 and 2024, the compensation paid to our NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total($)

Jon E. Kirchner	2025	750,000	3,876,195	367,500	11,508	5,005,203
Chief Executive Officer	2024	750,000	5,287,694	450,000	11,358	6,499,052
Geir Skaaden	2025	450,000	1,736,441	148,838	11,508	2,346,787
Chief Products and Services Officer	2024	450,000	2,308,992	175,500	11,358	2,945,850
Matt Milne	2025	465,000	1,447,043	420,947	9,669	2,342,659
President of TiVo Ads and Chief Revenue Officer

(1)
The dollar amount reported in the Stock Awards column is equal to the aggregate grant-date fair value of the RSUs and PSUs granted to the NEOs during each reported fiscal year, calculated in accordance with FASB ASC Topic 718 without taking into account any estimated forfeitures related to service-vesting conditions. The assumptions used in the calculation of the FASB ASC Topic 718 grant-date fair value of each such award are set forth in Note 13 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. For time-based RSUs, the grant-date fair value was determined using the closing share price of the Company’s common stock on the date of grant. For PSUs that vest based on company-designated performance targets, the grant-date fair value was determined using the closing share price of the Company’s common stock on the date of grant, as adjusted based on the probability of achievement on the date of grant. For the PSUs granted in 2024 and 2025 based on company-designated performance targets, the probability was deemed to be achievable at 100% levels on the date of grant. The grant-date fair value of PSUs that vest based on Company stock price appreciation was estimated utilizing the Monte-Carlo valuation model, using the fair value of the Company’s common stock with the effect of market conditions on the date of grant, and assumes the performance goals will be attained. The grant-date fair values of the PSUs reflected in the table above assuming maximum attainment of the performance goals are as follows:

	Grant Date Fair Value at Maximum Attainment ($)
NEO	2025 PSUs	2024 PSUs
Jon E. Kirchner	4,735,013	6,656,974
Geir Skaaden	1,775,618	2,452,551
Matt Milne	1,479,690

(2)
Represents the annual cash incentive compensation earned by the NEOs with respect to the applicable year, which was based on the level of attainment of corporate performance goals payable under our annual bonus plan, which we refer to as our MBO Plan, or the Sales Incentive Plan (as defined below) in which Mr. Milne participated.
(3)
The amounts in the “All Other Compensation” column for fiscal year 2025 consist of the following payments and benefits paid by the Company to or on behalf of each of Mr. Kirchner and Mr. Skaaden: Section 401(k) plan employer match - $10,500; life insurance premiums - $1,008; and for Mr. Milne: Section 401(k) plan employer match - $8,661; life insurance premiums - $1,008.

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2025 Outstanding Equity Awards at Fiscal Year-End Table

The table below sets forth information concerning the number and value of unexercised stock options and unvested stock awards of Xperi Inc. held by the NEOs at December 31, 2025:

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Jon E.	4/29/2022	—	—	—	—	10,825	63,435	—	—
Kirchner	3/1/2023	—	—	—	—	86,244	505,390	258,736	1,516,193
	3/1/2024	—	—	—	—	130,278	763,429	260,557	1,526,864
	3/1/2025	—	—	—	—	178,353	1,045,149	267,530	1,567,726
Geir	4/29/2022	—	—	—	—	7,217	42,292	—	—
Skaaden	3/1/2023	—	—	—	—	50,494	295,895	100,990	591,801
	3/1/2024	—	—	—	—	71,995	421,891	95,994	562,525
	3/1/2025	—	—	—	—	100,323	587,893	100,323	587,893
Matt	4/29/2022	—	—	—	—	4,510	26,429	—	—
Milne	3/1/2023	—	—	—	—	33,452	196,029	66,906	392,069
	3/1/2024	—	—	—	—	51,425	301,351	68,567	401,803
	3/1/2025	—	—	—	—	83,603	489,914	83,603	489,914

(1)
Each RSU award vests as follows: 25% of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO continues in service as an employee, consultant or director of the Company on the vesting dates. All time-based RSU awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section. Equity awards listed for Messrs. Kirchner, Milne and Skaaden with a grant date prior to October 1, 2022 were granted by the Former Parent. In connection with the Separation, each award was converted into either both Xperi and Former Parent equity awards or an equity award of only Xperi stock, with certain adjustments to the underlying shares and terms of outstanding awards to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation. For all pre-Separation awards, this table reflects the converted Xperi RSU awards under the Xperi 2022 Equity Incentive Plan.
(2)
This market value is based on the December 31, 2025 closing price (the last trading day in 2025) of our common stock of $5.86 per share as reported by the New York Stock Exchange.
(3)
Represents PSU awards granted to the NEOs with a three-year performance period. The value and the vesting of such PSUs are generally linked to one or more performance goals and/or certain market conditions determined by the Company over the three-year performance period, and may range from zero to 200% of the target number of shares under the award. The PSUs are reported in the table above based on achieving “target” performance. The PSUs are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described below in the “Employment Contracts, Termination of Employment Arrangements and Change of Control Arrangements” section.

Narrative Discussion of Compensation Tables

COMPENSATION DETERMINATION PROCESS

Role of the Compensation Committee

The Compensation Committee approves the performance goals and objectives reflected in our incentive compensation programs, stays informed on competitive market levels of compensation, and based on evaluations provided by management, establishes compensation for our executive officers that correspond to our goals and objectives. The Compensation Committee reviews and approves, or recommends to the Board of Directors, corporate goals and objectives relating to the compensation of the Chief Executive Officer and other executive officers, and evaluates the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives. The Compensation Committee also recommends to the Board of Directors compensation levels for the non-employee members of the Board of Directors.

The Compensation Committee meets following the end of the fiscal year to consider and approve executive officer

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bonuses earned under the prior fiscal year’s compensation program and approve the base salary and cash bonus compensation program for the next fiscal year. The Compensation Committee also meets annually to determine executive officer equity awards. During the process, the Compensation Committee considers such factors as the performance of the executive officers as well as an analysis of competitive market and industry data, various compensation metrics intended to further the Company's business objectives and program design “best practices”. The Compensation Committee considers the input and recommendations of its independent compensation consultant as part of the process and meets without any members of management present in its discretion. The Compensation Committee met four times during fiscal year 2025.

The Compensation Committee regularly assesses our compensation structure, programs, policies and practices. Pursuant to this assessment, the Compensation Committee believes that the market level, balance of cash and equity compensation, and the performance metrics used in our executive compensation program are effective.

Role of Our Management

At the Compensation Committee’s request, the Company’s CEO, with the assistance and support of the Company’s Chief Human Resources Officer, aids the Compensation Committee by providing annual recommendations regarding the compensation of the Company’s other executives, including the other NEOs. The Compensation Committee considers, but is not bound to accept, our CEO’s input given his direct knowledge of each executive's performance and contributions. The Compensation Committee sets the compensation of the Company’s other executive officers after considering our CEO’s input, and any such deliberation or decision regarding executive compensation may be made without him present. Our CEO is not present when the Compensation Committee deliberates and determines his compensation.

Role of Compensation Consultant and Comparable Market Information

At the Compensation Committee’s request, its independent compensation consultant, Compensia Inc., aids the Compensation Committee by providing competitive market and industry data and other analyses as well as other information regarding the executive compensation program and the annual compensation of the Company’s NEOs and other executive officers. The Compensation Committee sets the compensation of the NEOs and other executive officers after considering its independent compensation consultant’s input.

The Compensation Committee reviews competitive compensation practices and the financial performance of comparable companies on a regular basis. This analysis provides the necessary background to the Compensation Committee to ensure that compensation opportunities for our executive officers are competitive with compensation practices among comparable companies and that the actual compensation paid to our executive officers is appropriately aligned with our performance in the past year.

At the end of 2024, Compensia worked with the Compensation Committee to review and update the peer group of companies to be used in the 2025 competitive analysis of executive compensation. The companies comprising the peer group are selected because the Compensation Committee, management and Compensia believe they are representative of the type of companies with which we currently, and may in the future, compete for executive talent. In selecting peer companies, we used a number of targeted criteria designed to reflect market best practices, stockholder guidelines, and refinement criteria tailored to our industry and business model. Given the limited number of directly comparable companies from a business perspective, the criteria were expanded in some cases to include companies that the Compensation Committee considered to be a close fit in terms of business focus and/or with which we might compete for executive talent. As a result, some companies may not satisfy all of the selection criteria. Our peer group was selected after considering the following criteria:

•
Industry: Companies in the media/entertainment technology, software, and consumer electronics industries.
•
Revenue (last four quarters): Companies with revenues that were 0.4x to 2.5x our revenue (approximately $202 million to $1.3 billion).
•
Market Capitalization: Companies with market capitalization that was generally within a range of 0.3x to 3.0x our market capitalization (approximately $135 million to $1.2 billion).
•
Geographic Location: Companies based in the U.S. with an emphasis on firms headquartered in the San Francisco Bay Area.

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The Compensation Committee approved the following updated peer group in late 2024 for purposes of setting 2025 executive compensation:

•
8x8
•
Adeia
•
Arlo Technologies
•
Aviat Networks
•
Cerence
•
Consensus Cloud Solutions
•
Digital Turbine
•
Dolby Laboratories
•
fuboTV
•
Harmonic
•
IMAX
•
Infinera
•
Inseego
•
Knowles
•
LiveRamp Holdings
•
NETGEAR
•
Ribbon Communications
•
Turtle Beach
•
Universal Electronics
•
Vimeo

The updated peer group reflects the removal of Commvault Systems, InterDigital, MicroStrategy, Semtech, DZS, and ON24, and the addition of Digital Turbine, Ribbon Communications, and Turtle Beach.

Although we maintain the peer group for executive compensation and performance reference purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all executive officers. By contrast, compensation survey data has the advantage of including data on executive positions beyond what is available in public filings, but may not be specific to the selected companies in the peer group. In light of this, the Compensation Committee also reviewed data from the Radford Executive Survey, which consists of approximately 600 companies throughout the United States primarily within the technology sector with revenues between $500 million and $3 billion for our executives (other than the CEO and CFO). We look at multiple cuts of data from the survey, including national data across industries, location data across industries and specific industry cuts, and within those industry and geographic groups we align revenues to be consistent with the peer group. With respect to the survey data presented to the Compensation Committee, the identities of the individual companies included in the survey were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data from the published compensation surveys in which we participate, we are able to develop the best set of robust competitive market data reasonably available for use in making compensation decisions.

Based on the objectives outlined above, the Compensation Committee strives to set target total direct compensation opportunity at competitive levels for the markets in which we compete for executive talent and that are appropriate for the skills, experience and performance of each individual. However, the Compensation Committee does not establish compensation levels based on compensation benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus opportunities and long-term equity awards after reviewing our performance and carefully evaluating each NEO’s performance during the year, leadership qualities, business responsibilities, tenure with the Company, current compensation arrangements and long-term potential to enhance stockholder value. The Compensation Committee does not guarantee that any NEO will receive a specific market-derived compensation level.

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EXECUTIVE COMPENSATION COMPONENTS

Our executive compensation program consists of base salary, an annual performance-based cash program and long-term incentives in the form of equity awards. A significant portion of our NEO’s compensation is variable, at risk and tied directly to measurable Company performance. The chart below illustrates the mix of our CEO's total target direct compensation in 2025 and its heavy weighting towards at-risk and long-term incentives.

The graphic above includes the CEO’s annualized base salary and annual target bonus for fiscal year 2025. The long-term incentive compensation percentage is based on the grant date fair value of the underlying equity awards (at target, in the case of PSU awards) and does not represent the compensation actually realized or currently realizable by the CEO from such awards. The RSUs vest in four equal installments upon completion of each year of service over the four-year period measured from the grant date, and the PSUs cliff vest after three years based upon achieving three-year stock price growth and Adjusted EBITDA targets.

Base Salary

In general, base salaries for our Named Executive Officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s experience, qualifications and prior salary history. Base salaries of our Named Executive Officers are approved and reviewed annually by the Compensation Committee and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience, and sustained performance against defined goals and objectives. The Compensation Committee also takes into consideration competitive market and industry data provided by its independent compensation consultant. This strategy is consistent with our intent of offering compensation that is cost-effective, competitive and contingent on the achievement of clearly defined performance goals and objectives.

In January 2025, the Compensation Committee reviewed the base salaries of our NEOs. The Compensation Committee, in consultation with our Chief Executive Officer (with respect to the salaries of our other NEOs) and following review of the competitive market analysis prepared by Compensia, determined that the base salaries of our NEOs should remain at their 2024 levels.

The base salaries paid to the NEOs during 2025 are set forth below:

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Named Executive Officer	Base Salary
Jon E. Kirchner	$750,000
Matt Milne	$465,000
Geir Skaaden	$450,000

Based on the current, comparable market information provided to the Compensation Committee by its independent compensation consultant, for 2025, the base salaries of Messrs. Kirchner, Milne, and Skaaden are generally approximated at the 50th, 35th, and 55th percentiles, respectively, of similarly situated executives among our peer group.

Performance-Based Cash Incentive Bonus

Our NEOs are eligible to receive an annual cash incentive bonus under our annual bonus plan, which we refer to as our MBO Plan. For 2025, Mr. Milne was also eligible to receive a cash incentive bonus under a sales incentive compensation plan (the “Sales Incentive Plan”). For 2025, Mr. Kirchner and Mr. Skaaden had 100% of their target bonus tied to the MBO Plan, and Mr. Milne had 15% of his target bonus tied to the MBO Plan and 85% tied to the Sales Incentive Plan.

Individual Target Cash Incentives

Bonuses are set based on the Named Executive Officers' respective base salaries for the relevant bonus year. For 2025, the NEOs were eligible for bonuses under the MBO Plan and, in the case of Mr. Milne, the Sales Incentive Plan. Bonuses payable under the MBO Plan are paid in the first quarter of the following year while bonuses under the Sales Incentive Plan are paid quarterly.

The target bonus opportunities for our NEOs for 2025, in each case expressed as a percentage of base salary, were as follows:

Named Executive Officer	Target Bonus % of Base Salary
Jon E. Kirchner	100%
Matt Milne	100%*
Geir Skaaden	75%

* 15% of Mr. Milne’s total target bonus was based on level of achievement under the MBO Plan and 85% was based on attainment of goals under the Sales Incentive Plan.

All final bonus payments to our Named Executive officers are determined by the Compensation Committee. The actual bonuses awarded in any year, if any, depend on individual performance and achievement of corporate objectives under the MBO Plan and the revenue and other goals under the Sales Incentive Plan, and may vary based on other factors at the discretion of the Compensation Committee. Participants may receive no award under the MBO Plan if we do not achieve a threshold level of performance and awards under the MBO Plan are capped at 100% of target. Under the Sales Incentive Plan, the portion of the award related to strategic goals is capped at 200% of target, and the portion related to revenue goals is not capped. The Compensation Committee retained the discretion to decrease the bonuses that would otherwise be payable under the MBO Plan and the Sales Incentive Plan.

2025 Corporate Financial and Operational Goals and Achievement

Under the MBO Plan for 2025, there were corporate financial performance and operational goals. The corporate financial performance goal was related to Adjusted EBITDA (defined below) and the Company’s revenue was required to be attained at the threshold level of 90% of our annual plan (which was targeted at $488 million) for any payment under the MBO Plan, regardless of the level of attainment of Adjusted EBITDA or the product and operational goals. The product and operational goals for the year directly supported our short-term and long-term strategic plans and related to product launches, business development and technology development.

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The bonus paid to Mr. Kirchner under the MBO Plan for 2025 was based solely on our Adjusted EBITDA performance. Mr. Skaaden’s bonus under the MBO Plan was based on our level of achievement of the Adjusted EBITDA goal and upon an evaluation of his performance for efforts tied to product and operational goals for the year. Mr. Milne’s bonus under the MBO Plan was tied to product and operational goals for the year.

Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as GAAP Net Income/(Loss), less the impact of interest expense, income taxes, stock-based compensation, depreciation expense, amortization of intangible assets, amortization of capitalized cloud computing costs, transaction and integration costs related to actual or planned acquisitions, financing, and divestitures; severance and retention costs; restructuring costs; separation costs; and other items not indicative of our ongoing operating performance.

For 2025, the Company's revenue was $448 million, satisfying the MBO Plan's threshold level for payout. Adjusted EBITDA was $77 million, which yielded a multiplier of 49% under the MBO Plan. Mr. Kirchner’s actual payout was determined based solely on our Adjusted EBITDA performance. With regard to Mr. Skaaden, the Compensation Committee determined the level of attainment of the financial performance goal together with the level of achievement of his product and operational goals resulted in overall weighted achievement of 44% of his target bonus. With respect to Mr. Milne, the Compensation Committee determined his achievement with respect to his product and operational goals under the MBO Plan was 90% of that portion of his total target bonus (15%).

Under the Sales Incentive Plan for 2025, Mr. Milne was eligible for bonuses based on the level of achievement of the specific pre-established revenue goal ($488 million at target) as well as strategic and new deal goals. The Compensation Committee determined that the level of attainment of Mr. Milne’s revenue, strategic and new deal goals was 91% of that portion of his total target bonus (85%).

The total bonus payouts for our NEOs for 2025 were as follows:

Named Executive Officer	Target Bonus	Achievement Multiplier	Final Bonus Payout
Jon E. Kirchner	$750,000	49%	$367,500
Matt Milne	$465,000	91%	$420,947*
Geir Skaaden	$337,500	44%	$148,838

* Mr. Milne earned $62,775 under the MBO Plan and $358,172 under the Sales Incentive Plan.

Long-Term Equity Incentives

The goal of our long-term, equity-based incentive awards is to align the interests of our NEOs and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment over multiple years, our equity awards also encourage the retention of our NEOs through the vesting period of the awards. In determining the size of the equity awards to be granted to our NEOs, the Compensation Committee considers several factors, including individual performance, the value of existing long-term incentive awards, the nature and scope of their job duties, prior contributions to the Company, the size and vesting status of prior awards, as well as a competitive market analysis.

Equity Vehicles

The Compensation Committee grants RSUs and PSUs pursuant to our 2022 Equity Incentive Plan. The RSU awards vest based on continued employment over four years, supporting retention, while the PSU awards are used to link a significant portion of our NEOs' target total direct compensation to corporate performance because they are earned and vest only to the extent the specific pre-established performance goals are achieved. As a result, PSUs provide strong incentives for our executives to help the Company achieve its stock price, financial, strategic, or operational goals, thereby closely aligning the interests of our executives with those of our stockholders.

2025 Equity Awards

The Compensation Committee approved equity awards in the form of RSUs and PSUs for our NEOs after considering several factors, including a competitive market analysis prepared by its independent compensation consultant. The RSUs will vest over a four-year period, while the PSUs will be earned and vest, if at all, at the end of

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a three-year performance period in 2028, if and to the extent the specified stock price performance and Adjusted EBITDA goals are attained.

Forfeiture of 2022 and July 2023 PSU Awards

No shares were earned by the NEOs under the 2022 PSUs, and only 50% of the shares vested under the July 2023 PSUs.

The 2022 PSUs were to be earned over a three-year performance period (2022-2025) based on pre-established stock price appreciation targets and subject to a modifier based on relative total stockholder return compared to the Russell 2000 Index. The target required a 40% increase in the Company’s stock price over the performance period. The target was not achieved and none of the 2022 PSUs vested.

Executive Officer	2022 PSUs Forfeited (at Target)
Jon E. Kirchner	229,861
Matt Milne	41,047
Geir Skaaden	65,675

The July 2023 PSUs were to be earned on a cliff basis, if at all, after 18 months based upon the achievement of an 18-month stock price appreciation target (50% of the award), a product deployment goal (25%), which required shipment of smart TVs with the Company’s operating system by two TV partners, and a Non-GAAP Operating Margin goal (25%), which required the Company to achieve 10% Non-GAAP Operating Margin for 2024. Depending on the level of achievement, no shares were issuable if performance was below the threshold, and 150% of the target number of shares were issuable if the maximum performance level was achieved. 25% of the July 2023 PSUs vested as a result of achievement of the product deployment goal through shipment of smart TVs with the Company’s operating system by two TV partners. An additional 25% vested due to achievement of the Non-GAAP Operating Margin goal through the Company’s attainment of 10% Non-GAAP Operating Margin for 2024. The remaining 50% of the July 2023 PSUs was forfeited because the stock price appreciation target was not achieved.

Non-GAAP Operating Margin is defined as the Company’s Non-GAAP Income from Operations divided by its revenue. Non-GAAP Income from Operations is defined as Operating Income less the impact of stock-based compensation; amortization of intangible assets; transaction, integration and restructuring costs; severance and retention costs; and other items not indicative of the Company’s ongoing operating performance.

Executive Officer	July 2023 PSUs Forfeited (at Target)	July 2023 PSUs Vested (at Target)
Jon E. Kirchner	66,500	66,500
Matt Milne	15,000	15,000
Geir Skaaden	15,250	15,250

XPERI - Proxy Statement	48

Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements

The Company provides for certain severance payments and benefits if an executive officer’s employment is involuntarily or constructively terminated. In addition, the Company provides enhanced severance payments and benefits if such a termination of employment occurs in connection with a change in control of the Company. Such severance payments and benefits are designed to alleviate the financial impact of an involuntary termination of employment through salary, bonus and health benefit continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance payments and benefits for those NEOs with whom we have entered into severance agreements are important because it may be difficult for these NEOs to find comparable employment within a short period of time following certain qualifying terminations of employment. The Company also believes these payments and benefits are a means of reinforcing and encouraging the continued attention and dedication of key executives of the Company to their duties of employment without personal distraction or a conflict of interest in circumstances which could arise from the occurrence of a change in control of the Company. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control payments and benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

The Company extends change in control payments and benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These arrangements are intended to be competitive within our industry and company size and are necessary to attract highly qualified individuals and encourage them to remain employed with the Company. In making the decision to extend the benefits, the Compensation Committee relied on the assurances of its independent compensation consultant that the programs are representative of market practice, both in terms of design and cost.

Employment Agreement with Mr. Kirchner

Effective as of November 6, 2024, the Company entered into an Amended and Restated Employment and Severance Agreement (the “Employment Agreement”) with Mr. Kirchner. The Employment Agreement has an initial term expiring on November 6, 2027, with an automatic 12-month extension. The Employment Agreement sets forth Mr. Kirchner's compensation, including his current base salary of $750,000 and his annual target bonus of 100% of his base salary. Other than the extension of the term, the Employment Agreement provides for substantially similar terms, including severance benefits, as applied under Mr. Kirchner's employment agreement in effect prior to such amendment.

The Compensation Committee believes that the Employment Agreement provides the Company with reasonable contractual protections and that making severance commitments to the Company’s CEO leads to stronger retention than if such payments and benefits were not offered.

The Employment Agreement provides the Company a balance of contractual protections in exchange for a severance payment for Mr. Kirchner in the event of his termination of employment without cause and resignation for good reason, each as defined below. The Employment Agreement does not contain a “single trigger” provision that would generally allow him to voluntarily terminate his employment because of a change of control of the Company, as defined below, nor does it entitle him to receive severance payments and benefits under the Employment Agreement solely as a result of change of control of the Company. The Employment Agreement was structured in this fashion so he would not be eligible for such payments and benefits absent other factors, such as a termination of employment without cause or resignation for good reason.

The Employment Agreement provides that, if Mr. Kirchner’s employment is terminated by the Company without cause or if he resigns for good reason, he will be entitled to receive the following severance payments and benefits:

•
a lump sum cash payment equal to 200% of his annual base salary;
•
200% multiplied by his target annual bonus for the calendar year in which termination occurs (which bonus shall be prorated for the portion of the calendar year that has elapsed prior to the date of termination if such termination occurs more than 60 days prior to or more than 18 months following a change in control of the Company);
•
continuation of health benefits for a period of up to 24 months following the date of termination;

XPERI - Proxy Statement	49

•
immediate acceleration of vesting of his outstanding equity awards that would have vested over the 12-month period following the date of his separation from service had he remained continuously employed during such period (with any performance awards that are eligible to be earned vesting based on performance for the fiscal year in which his termination occurs vesting at the target) (provided that if such termination occurs within 60 days prior to or within 18 months following a change in control of the Company, all of Mr. Kirchner’s unvested equity awards will vest (with performance awards vesting at target) on the later of the date of his termination or the date of the change in control); and
•
a post-termination exercise period for his outstanding stock options of 12 months from the date of termination, or, if earlier, the remaining life of the equity grants.

The post-employment payments and benefits described above will be paid upon Mr. Kirchner’s execution of a general release of claims in favor of the Company and are subject to his continued compliance with the confidentiality and proprietary rights covenant set forth in the Employment Agreement.

Nonrenewal of the term by the Company so that the term is not extended for the additional 12 month renewal period will be deemed a termination of employment without cause and will result in the payments and benefits described above, while expiration of the term under any other circumstances will not be deemed a termination of employment without cause and will not give rise to any payments or benefits. The term of the Employment Agreement will automatically be extended for 18 months following a change in control of the Company if the term would otherwise have expired during such 18-month period.

In the event that the severance pay and other benefits provided for in the Employment Agreement or otherwise payable to Mr. Kirchner constitute “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.

Severance Agreements with Messrs. Milne and Skaaden

We have entered into severance agreements with Messrs. Milne and Skaaden. These agreements have an initial term through September 2027 plus a one-year automatic renewal, or, if earlier, the date on which all payments or benefits required thereunder have been paid or provided in their entirety. Each term may be renewed by mutual agreement between the Company and the NEO.

Each of the severance agreements provides that, if the NEO’s employment is terminated by us without cause or if he resigns for good reason, each as defined below, more than 60 days prior or more than 18 months following a change in control, he will be entitled to receive the following payments and benefits:

•
a lump sum cash payment equal to 100% of his annual base salary;
•
his target annual bonus for the calendar year in which termination occurs (which bonus shall be prorated for the portion of the calendar year that has elapsed prior to the date of termination); and
•
continuation of health benefits for a period of 12 months following the date of termination.

The severance payments and benefits described above will be paid upon the NEO’s execution of a general release of claims in favor of the Company and are subject to the NEO’s continued compliance with the confidentiality and proprietary rights covenant set forth in the severance agreement.

Change in Control Severance Agreements with Messrs. Milne and Skaaden

We have entered into separate change in control severance agreements with Messrs. Milne and Skaaden. These agreements have an initial term through September 2027 plus a one-year automatic renewal, or, if earlier, the date on which all payments or benefits required thereunder have been paid or provided in their entirety; provided, that the term of each agreement will automatically be extended for 18 months following a change in control of the Company if the term would otherwise have expired during such period.

Each of the change in control severance agreements provide that, if the NEO’s employment is terminated by us without cause or if he resigns for good reason, in either case, within 60 days prior to or within 18 months following a change in control, as defined below, he will be entitled to receive the following payments and benefits:

XPERI - Proxy Statement	50

•
a lump sum cash payment equal to 100% of the NEO’s annual base salary;
•
the NEO’s target annual bonus for the calendar year in which termination occurs;
•
continuation of health benefits for a period of up to 12 months following the date of termination; and
•
immediate acceleration of vesting of the NEO’s outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents) as of the later of the date of termination or the date of such change in control.

The severance payments and benefits described above will be reduced by any severance payments and benefits payable under their severance agreements and will be paid upon the NEO’s execution of a general release of claims in favor of the Company and are subject to the NEO’s continued compliance with the confidentiality and proprietary rights covenant set forth in the change in control severance agreement.

Defined Terms

For purposes of the Employment Agreement and the severance agreements and the change in control severance agreements, “cause” means, generally, an executive’s gross negligence or willful misconduct in the performance of his duties, the executive’s willful and habitual neglect of or failure to perform his duties, the executive’s commission of any material act of fraud, dishonesty or financial or accounting impropriety with respect to our Company which results in a personal benefit to the executive, the executive’s failure to cooperate with us in any investigation or formal proceeding initiated by a governmental authority or otherwise approved by our Board of Directors or the Audit Committee of the Board of Directors, the executive’s conviction of or plea of guilty or nolo contender to felony criminal conduct (other than moving vehicle violations), the executive’s material violation of our confidentiality and proprietary rights agreement or any similar agreement with the Company, or the executive’s material breach of any obligation or duty under the agreement or any written employment or other written policies of our Company.

For purposes of the Employment Agreement and the severance agreements and the change in control severance agreements, “good reason” means, generally, a material diminution in the executive’s authority, duties or responsibilities, a material diminution in the executive’s base compensation or target bonus opportunity, unless such a reduction is imposed across-the-board to senior management, a material change in the geographic location at which the executive must perform his duties, or any other action that constitutes our material breach of the agreement.

For purposes of the Employment Agreement and the change in control severance agreements, “change in control” is generally defined as:

•
a merger or consolidation in which the Company is a party, or the sale of all or substantially all of the Company’s assets, in either case other than a transaction that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or
•
the acquisition by any person of beneficial ownership of the Company’s securities representing more than 50% of the total combined voting power of the Company.

2022 Equity Incentive Plan

We routinely grant our executive officers stock awards pursuant to our 2022 Equity Incentive Plan. In the event of a change of control of the Company, if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, the vesting of each outstanding award shall be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable.

Other Elements of Compensation

HEALTH, WELFARE AND RETIREMENT BENEFITS

The establishment of competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel.

XPERI - Proxy Statement	51

Health and Welfare Benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the generally same basis as all of our other employees.

Retirement Benefits

We also maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code, as amended. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which was $23,500 for calendar year 2025. Participants who are 50 years or older can also make “catch-up” contributions, which in the calendar year 2025 could be up to an additional $7,500 above the statutory limit. The 401(k) plan provides for discretionary matching contributions, and we currently contribute up to a maximum of 50% of the first 6% of an employee’s deferrals.

Other Benefits

Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in the Company’s best interests. We generally do not provide substantial perquisites or personal benefits to our NEOs.

Executive Stock Ownership Guidelines

To align the interests of the Company’s executives with stockholders, our Stock Ownership Guidelines provide that all executives will be expected to own common stock of the Company with a market value equal to 1.5 times their respective annual base salaries (five times in the case of our CEO). Our executives have until the fifth anniversary of the later to occur of (a) October 1, 2022 (the date of adoption of the guidelines), (b) the date of any amendment to the ownership threshold applicable to such executive, or (c) the date of first appointment as an executive, to meet these requirements. All of our executives have not yet reached the applicable deadline for compliance.

Equity Award Timing Policies and Practices

We use equity awards to compensate our employees, including our Named Executive Officers, both in the form of initial grants in connection with the commencement of employment and annual refresher grants. Annual equity awards for our Named Executive Officers are typically granted during the first quarter of each year. While we intend that the majority of stock awards to our employees be made pursuant to initial grants or our annual grant program, the Compensation Committee retains discretion to make equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or other circumstances as may be recommended by management or the Compensation Committee. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In fiscal year 2025, we did not grant awards of stock options, stock appreciation rights, or similar option-like instruments to our Named Executive Officers or our employees.

XPERI - Proxy Statement	52

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Deloitte & Touche LLP served as the Company's independent registered public accounting firm for the year ended December 31, 2025. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Representatives of Deloitte & Touche LLP will attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

CHANGE OF AUDITORS

As previously disclosed, on April 2, 2024, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and, on the same date, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, in each case effective immediately. PwC served as the Company's independent registered public accounting firm for the year ended December 31, 2023.

The reports of PwC on the Company’s financial statements for each of the two fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through April 2, 2024, there were no (a) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions thereto between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in its report, or (b) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures contained in the Current Report on Form 8-K filed with the SEC on April 8, 2024, and requested that PwC furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained therein. A copy of PwC’s letter, dated April 8, 2024, was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on the same date.

During the years ended December 31, 2022 and 2023 and through April 2, 2024, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

XPERI - Proxy Statement	53

FEES FOR PROFESSIONAL AUDIT SERVICES

The following is a summary of fees billed by Deloitte & Touche LLP for the years ended December 31, 2025 and 2024:

	Fiscal Year 2025	Fiscal Year 2024
Audit Fees(1)	$2,174,600	$1,948,000
Tax Fees(2)	462,000	647,000
Total Fees	$2,636,600	$2,595,000

(1)
Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports, services in connection with statutory and regulatory filings or engagements, and consents issued in connection with SEC filings.
(2)
Represents the aggregate fees billed for tax compliance, advice and planning.

XPERI - Proxy Statement	54

AUDIT COMMITTEE PRE-APPROVAL POLICIES

Before the independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee will be required to pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. All non-audit services provided by Deloitte & Touche LLP during 2025 were pre-approved by the Audit Committee in accordance with applicable pre-approval policies.

VOTING AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of Deloitte & Touche LLP.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

XPERI - Proxy Statement	55

REPORT OF THE AUDIT COMMITTEE

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2025 with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with audit committees concerning independence and the Audit Committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

AUDIT COMMITTEE

LAURA J. DURR, CHAIR

DARCY ANTONELLIS

DAVID C. HABIGER

CHRISTOPHER SEAMS

XPERI - Proxy Statement	56

Certain Relationships and Related Transactions

Since January 1, 2025, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the compensatory transactions described above and the agreements and transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in the Charter that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

Pursuant to the Charter and the Bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•
indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and
•
advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

Relationship with our Chief Content Officer

Bill Neighbors serves as the Chief Content Officer and is the brother-in-law of Chief Executive Officer and director, Jon E. Kirchner. During the year ended December 31, 2025, Mr. Neighbors received compensation of approximately $367,605 in base salary, $86,019 in bonus, and $11,155 in cash incentives. Mr. Neighbors’ current base annual salary is $376,800 and he is eligible for a target bonus of 45% of his base annual salary.

XPERI - Proxy Statement	57

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

The Company recognizes that Related Person Transactions (“RPT”) can present potential or actual conflicts of interest and may raise questions among stockholders as to whether those transactions are consistent with the best interests of the Company and its stockholders. The Company maintains a written RPT policy to enter into RPTs only when the Board, acting through the Audit Committee, reviews and approves or ratifies such transaction.

The RPT policy defines “Related Person Transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest. A “Related Person” includes a director, director nominee, or executive officer of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, or any immediate family member of such person, as well as any entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 5% or greater beneficial ownership interest.

The Company’s RPT policy requires that all directors or executive officers provide notice to the Company’s Chief Legal Officer of the relevant facts and circumstances prior to entering into a potential RPT. The Chief Legal Officer will assess whether the proposed transaction is a RPT for purposes of the policy and provide the material facts of the transaction to the Audit Committee if she determines that the proposed transaction is an RPT.

The disinterested members of the Audit Committee will approve or ratify only those RPTs that are in the best interests of the Company and its stockholders, as the committee determines in good faith. The Audit Committee will consider all of the relevant facts and circumstances available, including, among other factors it deems appropriate, the following:

•
the Related Person’s interest in the transaction;
•
the availability of other sources for comparable products or services;
•
the terms of the transaction;
•
the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the RPT or the Related Person that would be material to investors in light of the circumstances of the particular transaction.

In the event the Company becomes aware of an RPT that has not been approved under the RPT Policy, the matter must be reviewed by the Audit Committee. The Audit Committee will consider all of the relevant facts and circumstances with respect to such transaction, including the items listed above, and will evaluate all options available to the Company, including ratification, revision or termination of such transaction, and will take such course of action as the committee deems appropriate under the circumstances.

The RPT Policy is posted on the “Investor Relations” section of our website, which is located at investor.xperi.com under “Governance Documents” in the “Governance” subsection.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2025, Ms. Antonellis, Ms. Durr, Mr. Habiger, Mr. Randall and Mr. Seams served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries during their service as a member of the Compensation Committee. In addition, during the year ended December 31, 2025, none of our executive officers served as a member of the Board of Directors or Compensation Committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

XPERI - Proxy Statement	58

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Stockholders who intend to have a proposal considered for inclusion in next year's proxy materials for presentation at the Company's 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing by November 4, 2026, to our Corporate Secretary at 2190 Gold Street, San Jose, California 95002.

If you wish to submit a proposal (including a director nomination) for presentation at the 2027 Annual Meeting that is not to be included in next year’s proxy materials, you must do so by January 17, 2027, but no earlier than December 18, 2026, provided, however that if next year’s annual meeting is more than 30 days before or more than 60 days after April 17, 2027, your proposal must be submitted (i) not later than the 90th day prior to such annual meeting; or (ii), if later, the tenth day following the day on which public disclosure of the date of such meeting is first made. You are also advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board's nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

XPERI - Proxy Statement	59

Other Matters

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Accompanying this proxy statement is our Annual Report on Form 10-K for the year ended December 31, 2025. Copies of our 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, are available free of charge on our website at investor.xperi.com, or you can request a copy free of charge by calling Investor Relations at (408) 519-9100 or sending an e-mail request to IR@xperi.com. Please include your contact information with the request.

By Order of the Board of Directors

XPERI INC.

Sincerely,

REBECCA K. MARQUEZ

Secretary

San Jose, California

March 4, 2026

XPERI - Proxy Statement	60

Logo XPERI INC. 2190 GOLD STREET SAN JOSE, CA 95002 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 PM PDT on April 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 PM PDT on April 24, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64427-P26989 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. XPERI INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Darcy Antonellis 1b. Laura J. Durr 1c. Jeremi T. Gorman 1d. David C. Habiger 1e. Jon E. Kirchner 1f. Roderick K. Randall 1g. Christopher Seams The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V64428-P26989 XPERI INC. Annual Meeting of Stockholders April 25, 2025 7:15 AM PDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jon E. Kirchner and Robert Andersen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of XPERI INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:15 AM PDT on April 25, 2025, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, CA 91302, and any adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if the nominees named herein become unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side